As filed with the Securities and Exchange Commission on January 28, 2016

1933 Act Registration No. 333-159992

1940 Act Registration No. 811-22309

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 26

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 28

TRANSPARENT VALUE TRUST

(Exact Name of Registrant as Specified in Charter)

330 Madison Avenue, 10th Floor

New York, NY 10017

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 518-5344

Donald C. Cacciapaglia Transparent Value Trust 330 Madison Avenue, 10th New York, NY 10017	Amy J. Lee Transparent Value Trust 330 Madison Avenue, 10th New York, NY 10017	Julien Bourgeois Dechert LLP 1900 K Street NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TRANSPARENT VALUE TRUST

SUPPLEMENT DATED JANUARY 28, 2016

TO THE PROSPECTUS DATED JANUARY 28, 2016

The following funds are currently being offered for sale:

Transparent Value Large-Cap Aggressive Fund

Transparent Value Large-Cap Core Fund

Transparent Value Large-Cap Defensive Fund

Transparent Value Dividend Fund

Transparent Value Large-Cap Growth Fund

Transparent Value Large-Cap Market Fund

Transparent Value Large-Cap Value Fund

Transparent Value Directional Allocation Fund

Transparent Value Small-Cap Fund

The following fund is not being offered for sale at this time:

Transparent Value SMID-Cap Directional Allocation Fund

Each fund is a series of Transparent Value Trust.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

TRANSPARENT VALUE TRUST PROSPECTUS January 28, 2016

TRANSPARENT VALUE

LARGE-CAP AGGRESSIVE FUND

CLASS A SHARES TVAAX

CLASS C SHARES TVCAX

CLASS F-1 SHARES TVFAX

CLASS I SHARES TVIAX

TRANSPARENT VALUE

LARGE-CAP CORE FUND

CLASS A SHARES TVBAX

CLASS C SHARES TVBCX

CLASS F-1 SHARES TVFBX

CLASS I SHARES TVBIX

TRANSPARENT VALUE

LARGE-CAP DEFENSIVE FUND

CLASS A SHARES TVDAX

CLASS C SHARES TVDCX

CLASS F-1 SHARES TVFDX

CLASS I SHARES TVIDX

TRANSPARENT VALUE

DIVIDEND FUND

CLASS A SHARES TVEAX

CLASS C SHARES TVECX

CLASS F-1 SHARES TVEFX

CLASS I SHARES TVEIX

TRANSPARENT VALUE

LARGE-CAP GROWTH FUND

CLASS A SHARES TVGAX

CLASS C SHARES TVGCX

CLASS F-1 SHARES TVGFX

CLASS I SHARES TVGIX

TRANSPARENT VALUE

LARGE-CAP MARKET FUND

CLASS A SHARES TVMAX

CLASS C SHARES TVMCX

CLASS F-1 SHARES TVFMX

CLASS I SHARES TVIMX

TRANSPARENT VALUE

LARGE-CAP VALUE FUND

CLASS A SHARES TVVAX

CLASS C SHARES TVVCX

CLASS F-1 SHARES TVVFX

CLASS I SHARES TVVIX

TRANSPARENT VALUE

DIRECTIONAL ALLOCATION FUND

CLASS A SHARES TVRAX

CLASS C SHARES TVRCX

CLASS F-1 SHARES TVFRX

CLASS I SHARES TVRIX

TRANSPARENT VALUE

SMALL-CAP FUND

CLASS A SHARES TVSAX

CLASS C SHARES TVSCX

CLASS F-1 SHARES TVSFX

CLASS I SHARES TVSIX

TRANSPARENT VALUE SMID-CAP

DIRECTIONAL ALLOCATION FUND

CLASS A SHARES TVKAX

CLASS C SHARES TVKCX

CLASS F-1 SHARES TVKFX

CLASS I SHARES TVKIX

INVESTMENT ADVISER:

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

www.transparentvalue.com

1-888-727-6885

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review important information about the Transparent Value Large-Cap Aggressive Fund (the “TV LgCap Aggressive Fund” or the “Fund”), the Transparent Value Large-Cap Core Fund (the “TV LgCap Core Fund” or the “Fund”), the Transparent Value Large-Cap Defensive Fund (the “TV LgCap Defensive Fund” or the “Fund”), the Transparent Value Dividend Fund (the “TV Dividend Fund” or the “Fund”), the Transparent Value Large-Cap Growth Fund (the “TV LgCap Growth Fund” or the “Fund”), the Transparent Value Large-Cap Market Fund (the “TV LgCap Market Fund” or the “Fund”), the Transparent Value Large-Cap Value Fund (the “TV LgCap Value Fund” or the “Fund”), the Transparent Value Directional Allocation Fund (the “TV Allocation Fund” or the “Fund”), the Transparent Value Small-Cap Fund (the “TV Small-Cap Fund” or the “Fund”) and the Transparent Value SMID-Cap Directional Allocation Fund (the “TV SMID-Cap Fund” or the “Fund”) (collectively, the “Funds”). Please read this prospectus and keep it for future reference. For detailed information about each Fund, please see:

ii

iii

TRANSPARENT VALUE LARGE-CAP AGGRESSIVE FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Large-Cap Aggressive IndexSM (the “Aggressive Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Interest Expense	0.01%			0.01%			0.01%			0.01%

Other Operating Expenses	0.80%			0.80%			0.80%			0.80%

Total Other Expenses		0.96%			0.81%			0.81%			0.81%

Total Annual Fund Operating Expenses		2.16%			2.76%			2.01%			1.76%

Less Expense Reimbursements*		(0.65%	)		(0.65%	)		(0.65%	)		(0.65%	)

Net Annual Fund Operating Expenses		1.51%			2.11%			1.36%			1.11%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,153	$1,611	$2,873

Class C Shares	$314	$795	$1,401	$3,038

Class F-1 Shares	$138	$567	$1,022	$2,282

Class I Shares	$113	$491	$893	$2,017

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,153	$1,611	$2,873

Class C Shares	$214	$795	$1,401	$3,038

Class F-1 Shares	$138	$567	$1,022	$2,282

Class I Shares	$113	$491	$893	$2,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Aggressive Index. The Aggressive Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Aggressive Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that are believed to have above average economic and market sensitivity, greater exposure to market volatility and a high RBP® probability. As of December 31, 2015, the Aggressive Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply

Transparent Value Trust | Prospectus | January 28, 2016

to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. The Index consists of securities in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. As of December 31, 2015, market capitalizations of companies included in the Aggressive Index ranged from approximately $2.7 billion to $586.9 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Transparent Value Trust | Prospectus | January 28, 2016

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class F-1 Shares. The accompanying table compares the Fund’s Class F-1, Class A, Class C and Class I Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2012	14.40%
Worst Quarter – September 30, 2011	(24.00%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		5 Years	Since Inception

Transparent Value Large-Cap Aggressive Fund – Class F-1 Shares (Inception: 4/27/10)

Return Before Taxes	(4.36%	)	7.09%	7.63%

Return After Taxes on Distributions	(4.36%	)	1.73%	2.87%

Return After Taxes on Distributions and Sale of Fund Shares	(2.47%	)	3.48%	4.16%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.43%

Transparent Value Large-Cap Aggressive Fund – Class A Shares (Inception: 4/27/10)

Return Before Taxes	(9.92%	)	5.75%	6.41%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.43%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		5 Years	Since Inception

Transparent Value Large-Cap Aggressive Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(6.07%	)	—	5.32%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.19%

Transparent Value Large-Cap Aggressive Fund – Class I Shares (Inception: 2/15/11)

Return Before Taxes	(4.16%	)	—	6.08%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		—	11.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class F-1 Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE LARGE-CAP CORE FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Large-Cap Core IndexSM (the “Core Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Interest Expense	0.01%			0.01%			0.01%			0.01%

Other Operating Expenses	1.38%			1.38%			1.38%			1.38%

Total Other Expenses		1.54%			1.39%			1.39%			1.39%

Total Annual Fund Operating Expenses		2.74%			3.34%			2.59%			2.34%

Less Expense Reimbursements*		(1.23%	)		(1.23%	)		(1.23%	)		(1.23%	)

Net Annual Fund Operating Expenses		1.51%			2.11%			1.36%			1.11%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,266	$1,837	$3,380

Class C Shares	$314	$913	$1,634	$3,543

Class F-1 Shares	$138	$688	$1,264	$2,829

Class I Shares	$113	$612	$1,138	$2,578

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,266	$1,837	$3,380

Class C Shares	$214	$913	$1,634	$3,543

Class F-1 Shares	$138	$688	$1,264	$2,829

Class I Shares	$113	$612	$1,138	$2,578

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Core Index. The Core Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM and the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Core Index focuses on companies in the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM and the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM that are believed to have the highest RBP® probabilities. As of December 31, 2015, the Core Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

Transparent Value Trust | Prospectus | January 28, 2016

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company) on behalf of the Fund) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. The Index consists of securities in the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM and the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM. As of December 31, 2015, market capitalizations of companies included in the Core Index ranged from approximately $2.4 billion to $296 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Transparent Value Trust | Prospectus | January 28, 2016

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class I Shares. The accompanying table compares the Fund’s Class I, Class A, Class C and Class F-1 Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2012	16.95%
Worst Quarter – June 30, 2012	(8.05%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Large-Cap Core Fund – Class I Shares (Inception: 2/10/11)

Return Before Taxes	(5.07%	)	9.96%

Return After Taxes on Distributions	(5.33%	)	6.62%

Return After Taxes on Distributions and Sale of Fund Shares	(2.66%	)	6.72%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		11.53%

Transparent Value Large-Cap Core Fund – Class A Shares (Inception: 4/18/11)

Return Before Taxes	(10.80%	)	8.44%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.19%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Large-Cap Core Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(6.97%	)	9.13%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.19%

Transparent Value Large-Cap Core Fund – Class F-1 Shares (Inception: 4/18/11)

Return Before Taxes	(5.44%	)	9.97%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE LARGE-CAP DEFENSIVE FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Other Operating Expenses	0.41%			0.41%			0.41%			0.41%

Total Other Expenses		0.56%			0.41%			0.41%			0.41%

Total Annual Fund Operating Expenses		1.76%			2.36%			1.61%			1.36%

Less Expense Reimbursements*		(0.26%	)		(0.26%	)		(0.26%	)		(0.26%	)

Net Annual Fund Operating Expenses		1.50%			2.10%			1.35%			1.10%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$719	$1,073	$1,451	$2,506

Class C Shares	$313	$711	$1,236	$2,672

Class F-1 Shares	$137	$482	$851	$1,887

Class I Shares	$112	$405	$719	$1,611

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$719	$1,073	$1,451	$2,506

Class C Shares	$213	$711	$1,236	$2,672

Class F-1 Shares	$137	$482	$851	$1,887

Class I Shares	$112	$405	$719	$1,611

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Defensive Index. The Defensive Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Defensive Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that are believed to have below average economic and market sensitivity, below average exposure to market volatility and a high RBP® probability. As of December 31, 2015, the Defensive Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply

Transparent Value Trust | Prospectus | January 28, 2016

to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Defensive Index ranged from approximately $3.2 billion to $325.3 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these

Transparent Value Trust | Prospectus | January 28, 2016

investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class F-1 Shares. The accompanying table compares the Fund’s Class F-1, Class A, Class C and Class I Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2013	11.09%
Worst Quarter – September 30, 2011	(10.51%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		5 Years	Since Inception

Transparent Value Large-Cap Defensive Fund – Class F-1 Shares (Inception: 4/27/10)

Return Before Taxes	(1.54%	)	10.73%	10.43%

Return After Taxes on Distributions	(3.96%	)	6.81%	6.98%

Return After Taxes on Distributions and Sale of Fund Shares	0.59%		7.14%	7.11%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.43%

Transparent Value Large-Cap Defensive Fund – Class A Shares (Inception: 4/27/10)

Return Before Taxes	(7.40%	)	9.27%	9.13%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.43%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		5 Years	Since Inception

Transparent Value Large-Cap Defensive Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(3.16%	)	—	9.54%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		—	12.19%

Transparent Value Large-Cap Defensive Fund – Class I Shares (Inception: 2/15/11)

Return Before Taxes	(1.34%	)	—	10.58%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		—	11.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class F-1 Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE DIVIDEND FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Dividend IndexSM (the “Dividend Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Interest Expense	0.01%			0.01%			0.01%			0.01%

Other Operating Expenses	0.58%			0.58%			0.58%			0.58%

Total Other Expenses		0.74%			0.59%			0.59%			0.59%

Total Annual Fund Operating Expenses		1.94%			2.54%			1.79%			1.54%

Less Expense Reimbursements*		(0.43%	)		(0.43%	)		(0.43%	)		(0.43%	)

Net Annual Fund Operating Expenses		1.51%			2.11%			1.36%			1.11%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,110	$1,524	$2,673

Class C Shares	$314	$749	$1,311	$2,839

Class F-1 Shares	$138	$521	$929	$2,067

Class I Shares	$113	$444	$798	$1,796

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,110	$1,524	$2,673

Class C Shares	$214	$749	$1,311	$2,839

Class F-1 Shares	$138	$521	$929	$2,067

Class I Shares	$113	$444	$798	$1,796

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Dividend Index. The Dividend Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Dividend Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM that are believed to have the highest indicated dividend yield and the highest RBP® probabilities. As of December 31, 2015, the Dividend Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply

Transparent Value Trust | Prospectus | January 28, 2016

to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Dividend Index ranged from approximately $700 million to $586.9 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Medium Capitalization Company Risk — The medium capitalization companies in which the Fund may invest carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses) and their share prices more volatile than those of larger, more established companies.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Transparent Value Trust | Prospectus | January 28, 2016

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class I Shares. The accompanying table compares the Fund’s Class I, Class A, Class C and Class F-1 Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2013	12.42%
Worst Quarter – June 30, 2015	(4.89%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Dividend Fund – Class I Shares (Inception: 2/10/11)

Return Before Taxes	(1.64%	)	10.31%

Return After Taxes on Distributions	(2.14%	)	7.30%

Return After Taxes on Distributions and Sale of Fund Shares	(0.53%	)	7.09%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		11.53%

Transparent Value Dividend Fund – Class A Shares (Inception: 4/18/11)

Return Before Taxes	(7.69%	)	8.43%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.19%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Dividend Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(3.57%	)	9.18%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.19%

Transparent Value Dividend Fund – Class F-1 Shares (Inception: 4/18/11)

Return Before Taxes	(1.84%	)	10.02%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE LARGE-CAP GROWTH FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Large-Cap Growth IndexSM (the “Growth Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Interest Expense	0.01%			0.01%			0.01%			0.01%

Other Operating Expenses	2.74%			2.74%			2.74%			2.74%

Total Other Expenses		2.90%			2.75%			2.75%			2.75%

Total Annual Fund Operating Expenses		4.10%			4.70%			3.95%			3.70%

Less Expense Reimbursements*		(2.59%	)		(2.59%	)		(2.59%	)		(2.59%	)

Net Annual Fund Operating Expenses		1.51%			2.11%			1.36%			1.11%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest of 0.01%), Net Annual fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,527	$2,348	$4,464

Class C Shares	$314	$1,184	$2,159	$4,623

Class F-1 Shares	$138	$966	$1,810	$3,998

Class I Shares	$113	$892	$1,690	$3,778

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,527	$2,348	$4,464

Class C Shares	$214	$1,184	$2,159	$4,623

Class F-1 Shares	$138	$966	$1,810	$3,998

Class I Shares	$113	$892	$1,690	$3,778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Growth Index. The Growth Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Growth Index focuses on companies in the Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM that are believed to have the highest RBP® probabilities. As of December 31, 2015, the Growth Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index,

Transparent Value Trust | Prospectus | January 28, 2016

Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Growth Index ranged from approximately $1.6 billion to $586.9 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-today. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk —The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a

Transparent Value Trust | Prospectus | January 28, 2016

portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class I Shares. The accompanying table compares the Fund’s Class I, Class A, Class C and Class F-1 Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2012	17.53%
Worst Quarter – June 30, 2012	(8.90%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Large-Cap Growth Fund – Class I Shares (Inception: 2/10/11)

Return Before Taxes	(6.62%	)	9.78%

Return After Taxes on Distributions	(9.58%	)	7.16%

Return After Taxes on Distributions and Sale of Fund Shares	(2.21%	)	7.03%

Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	3.30%		12.42%

Transparent Value Large-Cap Growth Fund – Class A Shares (Inception: 4/18/11)

Return Before Taxes	(12.33%	)	8.32%

Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	3.30%		13.34%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Large-Cap Growth Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(8.39%	)	9.03%

Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	3.30%		13.34%

Transparent Value Large-Cap Growth Fund – Class F-1 Shares (Inception: 4/18/11)

Return Before Taxes	(6.85%	)	9.85%

Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	3.30%		13.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE LARGE-CAP MARKET FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Large-Cap Market IndexSM (the “Market Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Interest Expense	0.01%			0.01%			0.01%			0.01%

Other Operating Expenses	0.37%			0.37%			0.37%			0.37%

Total Other Expenses		0.53%			0.38%			0.38%			0.38%

Total Annual Fund Operating Expenses		1.73%			2.33%			1.58%			1.33%

Less Expense Reimbursements*		(0.22%	)		(0.22%	)		(0.22%	)		(0.22%	)

Net Annual Fund Operating Expenses		1.51%			2.11%			1.36%			1.11%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,068	$1,440	$2,479

Class C Shares	$314	$706	$1,225	$2,645

Class F-1 Shares	$138	$477	$839	$1,857

Class I Shares	$113	$400	$707	$1,581

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$720	$1,068	$1,440	$2,479

Class C Shares	$214	$706	$1,225	$2,645

Class F-1 Shares	$138	$477	$839	$1,857

Class I Shares	$113	$400	$707	$1,581

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Market Index. The Market Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Market Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that are believed to have average economic and market sensitivity, average exposure to market volatility and a high RBP® probability. As of December 31, 2015, the Market Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply

Transparent Value Trust | Prospectus | January 28, 2016

to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Market Index ranged from approximately $3.9 billion to $586.9 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period

Transparent Value Trust | Prospectus | January 28, 2016

of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class F-1 Shares. The accompanying table compares the Fund’s Class F-1, Class A, Class C and Class I Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2012	13.16%
Worst Quarter – September 30, 2011	(16.14%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		5 Years	Since Inception

Transparent Value Large-Cap Market Fund – Class F-1 Shares (Inception: 4/27/10)

Return Before Taxes	1.23%		11.30%	11.47%

Return After Taxes on Distributions	0.43%		6.55%	7.27%

Return After Taxes on Distributions and Sale of Fund Shares	1.28%		6.98%	7.40%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.43%

Transparent Value Large-Cap Market Fund – Class A Shares (Inception: 4/27/10)

Return Before Taxes	(4.77%	)	9.85%	10.17%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		12.42%	12.43%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		5 Years	Since Inception

Transparent Value Large-Cap Market Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(0.53%	)	—	9.58%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		—	12.19%

Transparent Value Large-Cap Market Fund – Class I Shares (Inception: 2/15/11)

Return Before Taxes	1.50%		—	10.47%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		—	11.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class F-1 Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE LARGE-CAP VALUE FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Large-Cap Value IndexSM (the “Value Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		0.95%			0.95%			0.95%			0.95%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Other Operating Expenses	3.95%			3.95%			3.95%			3.95%

Total Other Expenses		4.10%			3.95%			3.95%			3.95%

Total Annual Fund Operating Expenses		5.30%			5.90%			5.15%			4.90%

Less Expense Reimbursements*		(3.80%	)		(3.80%	)		(3.80%	)		(3.80%	)

Net Annual Fund Operating Expenses		1.50%			2.10%			1.35%			1.10%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$719	$1,750	$2,774	$5,310

Class C Shares	$313	$1,416	$2,598	$5,465

Class F-1 Shares	$137	$1,203	$2,266	$4,909

Class I Shares	$112	$1,131	$2,152	$4,713

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$719	$1,750	$2,774	$5,310

Class C Shares	$213	$1,416	$2,598	$5,465

Class F-1 Shares	$137	$1,203	$2,266	$4,909

Class I Shares	$112	$1,131	$2,152	$4,713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 165% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Value Index. The Value Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Value Index focuses on companies in the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM that are believed to have the highest RBP® probabilities. As of December 31, 2015, the Value Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the

Transparent Value Trust | Prospectus | January 28, 2016

Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Value Index ranged from approximately $2.4 billion to $284.2 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these

Transparent Value Trust | Prospectus | January 28, 2016

investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class I Shares. The accompanying table compares the Fund’s Class I, Class A, Class C and Class F-1 Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2012	13.04%
Worst Quarter – June 30, 2012	(5.30%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Large-Cap Value Fund – Class I Shares (Inception: 2/10/11)

Return Before Taxes	(3.86%	)	10.45%

Return After Taxes on Distributions	(5.36%	)	6.65%

Return After Taxes on Distributions and Sale of Fund Shares	(0.94%	)	7.17%

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(1.02%	)	10.64%

Transparent Value Large-Cap Value Fund – Class A Shares (Inception: 4/18/11)

Return Before Taxes	(9.65%	)	9.01%

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(1.02%	)	11.06%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Large-Cap Value Fund – Class C Shares (Inception: 4/18/11)

Return Before Taxes	(5.90%	)	9.65%

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(1.02%	)	11.06%

Transparent Value Large-Cap Value Fund – Class F-1 Shares (Inception: 4/18/11)

Return Before Taxes	(4.08%	)	10.49%

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(1.02%	)	11.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE DIRECTIONAL ALLOCATION FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Transparent Value Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares		Class C Shares		Class F-1 Shares		Class I Shares

Management Fees		0.95%		0.95%		0.95%		0.95%

Distribution and Service (12b-1) Fees		0.25%		1.00%		0.25%		None

Other Expenses

Shareholder Service Fees	0.15%		None		None		None

Other Operating Expenses	0.15%		0.15%		0.15%		0.15%

Total Other Expenses		0.30%		0.15%		0.15%		0.15%

Total Annual Fund Operating Expenses		1.50%		2.10%		1.35%		1.10%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest expense, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.50%, 2.10%, 1.35% and 1.10% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$719	$1,022	$1,346	$2,261

Class C Shares	$313	$658	$1,128	$2,428

Class F-1 Shares	$137	$428	$739	$1,622

Class I Shares	$112	$350	$606	$1,339

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$719	$1,022	$1,346	$2,261

Class C Shares	$213	$658	$1,128	$2,428

Class F-1 Shares	$137	$428	$739	$1,622

Class I Shares	$112	$350	$606	$1,339

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance with the goal of capturing more upside in rising equity markets and limiting the downside — including up to 100% cash allocation- during market downturns. The Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Transparent Value Directional Series Indexes (the “Directional Series Indexes”) — the Transparent Value Large-Cap Market IndexSM (with components that have betas close to one), the Transparent Value Large-Cap Aggressive IndexSM (with components that have betas higher than one) and the Transparent Value Large-Cap Defensive IndexSM (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. As of December 31, 2015, the Directional Allocation Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will invest in securities representing the holdings of the Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term exchange-traded funds (“ETFs”), commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term ETFs for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ or ETFs’ advisory fees and operational fees.

Transparent Value Trust | Prospectus | January 28, 2016

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Directional Index ranged from approximately $3.2 billion to $325.3 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Large Capitalization Company Risk — The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Transparent Value Trust | Prospectus | January 28, 2016

U.S. Government Securities Risk — Some of the U.S. government securities that the Fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Repurchase Agreement Risk — The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class I Shares. The accompanying table compares the Fund’s Class I, Class A, Class C and Class F-1 Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – March 31, 2013	13.11%
Worst Quarter – September 30, 2015	(7.92)%

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Directional Allocation Fund – Class I Shares (Inception: 6/18/12)

Return Before Taxes	(2.98%	)	10.91%

Return After Taxes on Distributions	(2.98%	)	9.03%

Return After Taxes on Distributions and Sale of Fund Shares	(1.69%	)	7.73%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		14.92%

Transparent Value Directional Allocation Fund – Class A Shares (Inception: 6/18/12)

Return Before Taxes	(8.81%	)	8.70%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		14.92%

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Directional Allocation Fund – Class C Shares (Inception: 6/18/12)

Return Before Taxes	(4.90%	)	9.82%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		14.92%

Transparent Value Directional Allocation Fund – Class F-1 Shares (Inception: 6/18/12)

Return Before Taxes	(3.16%	)	10.65%

Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	1.08%		14.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE SMALL-CAP FUND

Fund Investment Objective

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Small-Cap IndexSM (the “Small-Cap Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund described in this prospectus. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		1.15%			1.15%			1.15%			1.15%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Other Operating Expenses	7.88%			7.88%			7.88%			7.88%

Total Other Expenses		8.03%			7.88%			7.88%			7.88%

Total Annual Fund Operating Expenses		9.43%			10.03%			9.28%			9.03%

Less Expense Reimbursements*		(7.73%	)		(7.73%	)		(7.73%	)		(7.73%	)

Net Annual Fund Operating Expenses		1.70%			2.30%			1.55%			1.30%

*	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.70%, 2.30%, 1.55% and 1.30% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser until reported to the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$738	$2,495	$4,107	$7,578

Class C Shares	$333	$2,193	$3,970	$7,721

Class F-1 Shares	$158	$1,998	$3,691	$7,354

Class I Shares	$132	$1,932	$3,595	$7,225

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$738	$2,495	$4,107	$7,578

Class C Shares	$233	$2,193	$3,970	$7,721

Class F-1 Shares	$158	$1,998	$3,691	$7,354

Class I Shares	$132	$1,932	$3,595	$7,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Small-Cap Index. The Small-Cap Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts, in the Dow Jones U.S. Small-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below). The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Small-Cap Index focuses on companies in the Dow Jones U.S. Small-Cap Total Stock Market IndexSM that are believed to have the highest RBP® probabilities. As of December 31, 2015, the Small-Cap Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Adviser is restricted from purchasing securities of a particular company on behalf of the

Transparent Value Trust | Prospectus | January 28, 2016

Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Small-Cap Index ranged from approximately $500 million to $5.3 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to the extent that the Index is so concentrated. The Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Small Capitalization Company Risk — The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies because of the small-cap companies’ more limited product lines and financial resources. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Non-Diversified Risk — The Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on the Fund’s share price. The Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of the Fund.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow

Transparent Value Trust | Prospectus | January 28, 2016

dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Liquidity Risk — The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like, including in response to rebalancings or reconstitutions of the Index. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance and the Fund’s degree of correlation with the return of the Index.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class I Shares. The accompanying table compares the Fund’s Class I, Class A, Class C and Class F-1 Shares’ average annual total returns to those of a market index over time. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Best Quarter – December 31, 2015	5.02%
Worst Quarter – September 30, 2015	(9.69%)

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Small-Cap Fund – Class I Shares (Inception: 4/1/14)

Return Before Taxes	3.52%		(2.89%	)

Return After Taxes on Distributions	(3.60%	)	(2.94%	)

Return After Taxes on Distributions and Sale of Fund Shares	(1.92%	)	(2.20%	)

Dow Jones U.S. Small-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(4.23%	)	(1.07%	)

Transparent Value Small-Cap Fund – Class A Shares (Inception: 4/1/14)

Return Before Taxes	(9.47%	)	(6.55%	)

Dow Jones U.S. Small-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(4.23%	)	(1.07%	)

Transparent Value Trust | Prospectus | January 28, 2016

Average Annual Total Returns For the period ended December 31, 2015	1 Year		Since Inception

Transparent Value Small-Cap Fund – Class C Shares (Inception: 4/1/14)

Return Before Taxes	(5.54%	)	(3.87%	)

Dow Jones U.S. Small-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(4.23%	)	(1.07%	)

Transparent Value Small-Cap Fund – Class F-1 Shares (Inception: 4/1/14)

Return Before Taxes	(3.78%	)	(3.19%	)

Dow Jones U.S. Small-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	(4.23%	)	(1.07%	)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. After-tax returns for other classes will vary.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since its inception.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus.

TRANSPARENT VALUE SMID-CAP DIRECTIONAL ALLOCATION FUND

FUND INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value SMID-Cap Directional Allocation IndexSM (the “SMID-Cap Directional Allocation Index” or “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 96 of this prospectus and in “Purchasing and Redeeming Shares” on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares		Class F-1 Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	*	1.00%	**	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None		None		None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None		None		None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Transparent Value Trust | Prospectus | January 28, 2016

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares			Class C Shares			Class F-1 Shares			Class I Shares

Management Fees		1.15%			1.15%			1.15%			1.15%

Distribution and Service (12b-1) Fees		0.25%			1.00%			0.25%			None

Other Expenses

Shareholder Service Fees	0.15%			None			None			None

Other Operating Expenses*	0.39%			0.39%			0.39%			0.39%

Total Other Expenses**		0.54%			0.39%			0.39%			0.39%

Total Annual Fund Operating Expenses		1.94%			2.54%			1.79%			1.54%

Less Expense Reimbursements**		(0.24%	)		(0.24%	)		(0.24%	)		(0.24%	)

Net Annual Fund Operating Expenses		1.70%			2.30%			1.55%			1.30%

*	Because the Fund is new, Other Operating Expenses are based on estimated amounts for the current fiscal year.
**	Guggenheim Partners Investment Management, LLC (“Guggenheim” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.70%, 2.30%, 1.55% and 1.30% of the Fund’s average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, until January 31, 2017 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to reduce fees or reimburse expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A Shares	$738	$1,127

Class C Shares	$333	$767

Class F-1 Shares	$158	$540

Class I Shares	$132	$463

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A Shares	$738	$1,127

Class C Shares	$233	$767

Class F-1 Shares	$158	$540

Class I Shares	$132	$463

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the SMID-Cap Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside —including up to 100% cash allocation- during market downturns. The SMID-Cap Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Small-Cap Total Stock Market IndexSM and Dow Jones U.S. Mid-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Transparent Value SMID-Cap Directional Series Indexes (the “SMID-Cap Directional Series Indexes”) — the Transparent Value SMID-Cap Market Index SM (with components that have betas close to one), the Transparent Value SMID-Cap Aggressive Index SM (with components that have betas higher than one) and the Transparent Value SMID-Cap Defensive Index SM (with

Transparent Value Trust | Prospectus | January 28, 2016

components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. As of December 31, 2015, the SMID-Cap Directional Allocation Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).

The Fund will invest in securities representing the holdings of the SMID-Cap Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term exchange-traded funds (“ETFs”), commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term ETFs for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ or ETFs’ advisory fees and operational fees.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index. Such circumstances include, but are not limited to: when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as tax diversification requirements that apply to the Fund but not the Index or when the Adviser is restricted from purchasing securities of a particular company on behalf of the Fund). In these instances, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the SMID-Cap Directional Allocation Index ranged from approximately $500 million to $11.4 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Adviser believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Adviser does not invest Fund assets based on its opinion of a security, instrument or company.

The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to the extent that the Index is so concentrated. The Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.

Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

Principal Risks

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Common Stock Risk — Since it purchases common stock, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s common stock may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stock is generally subordinated to preferred stocks, bonds and other debt instruments upon the liquidation or bankruptcy of the issuing company.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

Risks of Index Investing — Unlike many investment companies, the Fund is not “actively managed.” Therefore, the Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and also incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or in a representative sampling of the Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. To the extent the Fund uses a sampling methodology, the Fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the Fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the Fund utilizes a sampling approach, it may not track the return of the Index as well as it would if the Fund purchased all of the securities in the Index.

Small and Mid-Capitalization Company Risk — The Fund invests primarily in small cap and mid-cap companies. While small cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. Small cap and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies because of their more limited product lines and financial resources. The trading markets for securities of small cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Non-Diversified Risk — The Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on the Fund’s share price. The Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of the Fund.

Transparent Value Trust | Prospectus | January 28, 2016

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of related industries to the extent that the Index concentrates in a particular industry or group of related industries. By concentrating its assets in a single industry or group of related industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of related industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when the Fund is small.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of a financial asset (such as a stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund’s use of futures contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Liquidity risk is the risk that a security may be difficult or impossible to sell at the time and price that the Fund would like. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

REIT Risk — The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Liquidity Risk — The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like, including in response to rebalancings or reconstitutions of the Index. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance and the Fund’s degree of correlation with the return of the Index.

U.S. Government Securities Risk — Some of the U.S. government securities that the Fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Repurchase Agreement Risk — The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Other Investment Company Risk — When the Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Interest Rate Risk — The Fund may invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Transparent Value Trust | Prospectus | January 28, 2016

Performance Information

The Fund has not commenced operations and, therefore, does not have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to its Index. Once the Fund commences operations, performance for the Fund will be updated daily, monthly and quarterly and may be obtained online at www.transparentvalue.com or by calling 1-888-727-6885.

Fund Management

Investment Adviser

Guggenheim serves as the investment adviser to the Fund.

Portfolio Managers

Scott Hammond, a Managing Director of the Adviser, is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception.

Gennadiy Khayutin, a Managing Director of the Adviser, is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since its inception.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 81 of this prospectus

Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation

Purchasing and Selling Shares

To purchase Class A Shares, Class C Shares or Class F-1 Shares of a Fund for the first time, including an initial purchase through an individual retirement account (“IRA”), you must invest at least $5,000. Subsequent investments must be made in amounts of at least $100. Each Fund may accept initial or subsequent investments of smaller amounts in Class A Shares, Class C Shares or Class F-1 Shares in its sole discretion.

The minimum initial investment for Class I Shares of a Fund is $2 million. The minimum amount for subsequent investments in Class I Shares is $100,000. Each Fund may also accept initial or subsequent investments in Class I Shares of smaller amounts in its sole discretion.

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investments made through tax-deferred arrangements will generally be subject to taxation upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transparent Value Trust | Prospectus | January 28, 2016

Additional Index Information

Transparent Value Large-Cap Aggressive IndexSM, Transparent Value Large-Cap Core IndexSM, Transparent Value Large-Cap Defensive IndexSM, Transparent Value Dividend IndexSM, Transparent Value Large-Cap Growth IndexSM, Transparent Value Large-Cap Market IndexSM, Transparent Value Large-Cap Value IndexSM, Transparent Value Directional Allocation IndexSM, Transparent Value Small-Cap IndexSM, and Transparent Value SMID-Cap Directional Allocation IndexSM (together, the “Transparent Value Indexes”) are part of the family of quantitative strategy indexes offered by Transparent Value, LLC that use rules-based analytics supplied by Transparent Value, LLC. Transparent Value, LLC allows the Adviser to use the Transparent Value Indexes as the benchmarks for the Funds. The Adviser is an affiliate of the index provider, and dual employees of the Adviser and index provider use research provided by another affiliate to construct the index. The Adviser has in place a code of ethics to prevent misuse of non-public index information.

Each of the Transparent Value Indexes is the property of Transparent Value, LLC, which has contracted with S&P Dow Jones Indices LLC or its affiliate (“S&PDJI”) to maintain and calculate the Transparent Value Indexes. The Dow Jones U.S. Large-Cap Total Stock Market IndexSM, Dow Jones U.S. Large-Cap Growth Total Stock Market IndexSM, the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM , Dow Jones U.S. Mid-Cap Total Stock Market IndexSM, and Dow Jones U.S. Small-Cap Total Stock Market IndexSM (together, the “S&P Indexes”) are the property of S&PDJI and/or their third party licensors and have been licensed by S&PDJI for use by Transparent Value, LLC in connection with the Transparent Value Indexes. S&PDJI shall have no liability for any errors or omissions in calculating the Transparent Value Indexes.

The RBP® Methodology

Transparent Value, LLC believes that it’s better to avoid losers rather than trying to pick winners. Picking winners requires that an investor have knowledge of the future, which by definition is completely unknown. In contrast, Transparent Value, LLC believes that in order to avoid losers an investor does not require knowledge of the future, but rather can rely on a known quantity of information: the stock price and current and past financial information. Transparent Value, LLC believes that a stock becomes a loser when management of that company cannot deliver the business performance necessary to support its then current stock price.

Transparent Value, LLC believes many stock analysts and investment managers in trying to pick winners employ subjective valuation techniques and that the informational value of such analysis, when used as the basis for investment management programs, varies widely. For example, investment managers have often used analytical valuation techniques designed to determine the underlying value of a stock in light of certain assumptions. Typically, these assumptions are defined with respect to basic business activities of a company (e.g., the creation of new product lines, increases in sales, the addition of new stores or the issuance of more insurance policies). These assumptions in turn lead to further assumptions about the company’s future revenues, which in the context of such valuation techniques then indicate a value for the company and a price per share of stock.

By contrast, the valuation techniques characterizing the RBP® methodology calculate the business performance that a company must achieve in order to support its then-current stock price based on information disclosed in the company’s publicly available financial reports. This metric is called the Required Business Performance® or RBP®1, and it is derived from a reverse discounted cash-flow analytic model using reported financial information. Then, based on growth and revenues during the prior three years, the RBP® methodology computes a probability (expressed as a percentage) that a company can achieve its then-current Required Business Performance. This metric is called the RBP® Probability score.

Transparent Value, LLC believes that the RBP® Probability score is relevant for determining a company’s intrinsic value. Transparent Value, LLC also believes that, as a general matter, pricing inefficiencies occur when a company’s actual revenues and growth deviate significantly from the required revenues and growth as implied by the current market price of a company’s stock. The RBP® methodology is designed to identify instances of such inefficiencies and to quantify related pricing discrepancies.

Over specified time periods, RBP® Probability scores may indicate the likelihood that a company can achieve its Required Business Performance. Transparent Value, LLC believes that the RBP® methodology provides a disciplined, rules-based program which reduces the subjectivity and variability characterizing many, more traditional valuation techniques. There is no assurance the RBP® methodology will successfully identify companies that will achieve their RBP® or outperform the performance of other indices.

Risk of Index Data Disruption

The calculation or rebalancing of an Index may not be possible or feasible under certain circumstances, including, without limitation, a systems failure, natural or man-made disaster, act of God, act of terrorism, labor disruption or any similar intervening circumstance, that is beyond the reasonable control of the Index provider and that the Index provider determines affects an Index or any Index component. Upon the occurrence of such events, the Index provider may, in its discretion, elect to determine the appropriate composition of an Index based on alternative calculation or rebalancing methodologies, which may or may not accurately reflect changes in the market value of the Index components. Because of the Funds’ passive management strategies, each Fund will seek to provide investment results that correspond to the performance of its respective Index, regardless of whether it is accurately calculated or rebalanced.

[1]	“Required Business Performance” and “RBP” are trademarks of Transparent Value, LLC.

Transparent Value Trust | Prospectus | January 28, 2016

More Information about Fund Investments

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These non-principal investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. Each Fund has an investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its respective Index. For purposes of this policy, “under normal circumstances” does not include the time period (generally a few days) after a rebalancing or reconstitution (either a scheduled or ad hoc rebalancing or reconstitution) of such Fund’s underlying index that causes a Fund to be out of compliance with its 80% investment policy due to the fact that it is not possible or practicable to purchase the securities in the newly rebalanced/reconstituted Index or sell the applicable securities in the Fund’s portfolio (e.g., a security in the Index or the Fund’s portfolio is temporarily illiquid, unavailable or less liquid or the purchasing or selling a security implicates tax diversification requirements or other legal restrictions applicable to the Fund). In addition, for purposes of determining a Fund’s compliance with the Fund’s 80% investment policy, the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally derivatives, closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. In response to adverse or unstable market, economic, political, or other conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund’s investment objective and is believed to be, at the time the decision is made, in the best interest of the Fund. For example, a Fund may use derivatives to maintain exposure to its Index if it is unable to invest directly in a component security. A Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.

More Information about Principal Risks

An investment or type of security specifically identified in the prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains. In seeking to meet its investment objective and to adapt to changing economic environments, a Fund’s assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.

In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Concentration Risk — A Fund’s assets will only be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of a Fund’s assets in a particular industry may not match the industry’s representation in the applicable Index during rebalancing or when the fund is small.

Historically, the Indexes the Funds are designed to track have been concentrated from time to time in one or more of the following industries: industrials, financials, consumer staples, health care, information technology, energy and consumer discretionary. The principal risks relating to a Fund’s concentration in these industries are set forth below. However, the future composition of the Indexes may vary and, therefore, an Index’s historical industry concentrations may not match its future industry concentrations. Further, in the future, an Index may not be concentrated or may be concentrated in one or more other industries not identified below that are included in the Indexes.

Industrials Risks — A Fund that concentrates in the industrial industry (or a group of industries related to the industrial industry) may be subject to greater risks than a portfolio without such a concentration. Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrial sector can be significantly affected by government spending policies because companies involved in this sector may rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies may be heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Some other companies in the industrial sector are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Financials Risks — A Fund that concentrates in the financial industry (or a group of industries related to the financial industry) may be subject to greater risks than a portfolio without such a concentration. Such a Fund will be particularly subject to the risks associated with regulatory developments in, or related to, the financial sector. The financial sector consists of comparatively narrow segments of the economy and, therefore, a Fund that concentrates its investments in this sector may experience greater volatility than funds investing in a broader range of sectors. In addition, companies in the financial sector may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the financial sector. The value of a Fund’s shares is particularly vulnerable to factors affecting the financial sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition.

Consumer Staples Risks — A Fund that concentrates in the consumer staples industry (or a group of industries related to the Consumer staples industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer staples industry can be adversely affected by changes in the worldwide economy, consumer spending, confidence, competition, demographics and preferences, exploration, production spending and the cost of commodities. Companies in this industry are also affected by changes in government regulations or policies, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.

Health Care Risks — A Fund that concentrates in the health care industry (or a group of industries related to the health care industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the health care industry are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. A number of legislative proposals concerning healthcare have been considered and/or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. A Fund cannot predict what proposals will be enacted or what effect such proposals may have on health care-related companies. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care industries

Transparent Value Trust | Prospectus | January 28, 2016

can be significantly affected by patent expirations. In addition, many health care-related companies are smaller and less seasoned than companies in other industries.

Information Technology Risks — A Fund that concentrates in the information technology industry (or a group of industries related to the information technology industry) may be subject to greater risks than a portfolio without such a concentration. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Energy Risks — A Fund that concentrates in the energy industry (or a group of industries related to the energy industry) may be subject to greater risks than a portfolio without such a concentration. The energy industry is cyclical and highly dependent on commodities prices. The market values of companies in the energy industry could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a fund’s holdings and the performance of the fund.

Consumer Discretionary Risks — A Fund that concentrates in the consumer discretionary industry (or a group of industries related to the consumer discretionary industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer discretionary industry can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

Utility Risks — A Fund that concentrates in the utility industry (or a group of industries related to the utility industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the utility industry are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; and increased competition resulting from deregulation, overcapacity, and pricing pressures.

Information about Portfolio Holdings

A Fund’s portfolio holdings information is available on the Fund’s web site — www.transparentvalue.com. A Fund generally will post a detailed list of the securities held by the Fund (portfolio holdings) within 60 days after the end of the quarter. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. The postings generally remain until replaced by new postings as described above.

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI.

Transparent Value Trust | Prospectus | January 28, 2016

Investment Adviser

Guggenheim Partners Investment Management, LLC, a Delaware corporation, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401. The Adviser, which was formed in 2001, is a diversified financial services firm with a sophisticated array of wealth and investment management services. The Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of September 30, 2015, the Adviser had approximately $151.8 in assets under management. The Trust’s Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.15% of the average daily net assets of the TV Small-Cap Fund and the TV SMID-Cap Fund and 0.95% of the average daily net assets of each other Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep each Fund’s net annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.70%, 2.30%, 1.55% and 1.30% of the average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, of the TV Small-Cap Fund and TV SMID-Cap Fund until January 31, 2017 and 1.50%, 2.10%, 1.35% and 1.10% of the average daily net assets for Class A Shares, Class C Shares, Class F-1 Shares, and Class I Shares, respectively, for each other Fund until January 31, 2017 (the “Agreement”). To the extent Excluded Expenses are incurred, a Fund’s net expenses may be higher that the contractual caps. If, at any point, total annual Fund operating expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s total annual Fund operating expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser with respect to any Fund until reported to the Board.

During the most recent fiscal year ended September 30, 2015, each Fund that has been in operation for a full fiscal year paid the following annual advisory fees (net of any applicable fee waivers and/or expense reimbursements) as a percentage of the Fund’s average daily net assets to the Adviser.

Fund	Effective Advisory Fees
TV LgCap Aggressive Fund	0.30%

TV LgCap Core Fund	0.00%

TV LgCap Defensive Fund	0.71%

TV Dividend Fund	0.53%

TV LgCap Growth Fund	0.00%

TV LgCap Market Fund	0.74%

TV LgCap Value Fund	0.00%

TV Directional Allocation Fund	0.95%

TV Small-Cap Fund	0.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Funds’ March 31, 2015 Semi-Annual Report to Shareholders and, with respect to the TV SMID-Cap Fund, will be available in the next shareholder report following the TV SMID-Cap Fund’s commencement of operations.

Portfolio Managers

Scott Hammond is primarily responsible for the day-to-day management of the Funds. He has served as the Portfolio Manager of the Funds since each Fund’s inception. Mr. Hammond is a Managing Director of the Adviser. Prior to joining the Adviser in July 2009, Mr. Hammond was Head of ETF Portfolio Management at Northern Trust, where he oversaw the portfolio management of NETS, Northern Trust’s family of ETFs. Mr. Hammond was also Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets, as well as proprietary and client-driven research. He holds a Master of Business Administration from Purdue University’s Krannert Graduate School of Management and a Bachelor of Arts in Economics from the University of New Hampshire.

Gennadiy Khayutin is responsible for the development of portfolio strategy of the Funds. He has served as a Portfolio Manager of all Funds, except for the TV Small-Cap Fund, since June 30, 2013. Mr. Khayutin has served as the Portfolio Manager for the TV Small-Cap Fund since its inception. Mr. Khayutin is a Managing Director of the Adviser. Prior to joining the Adviser in May 2005, Mr. Khayutin was with Goldman Sachs & Co.’s Healthcare Group where he was responsible for structured debt products for a variety of healthcare and higher educational clients. He holds a Bachelor of Science in Finance and Information Systems from New York University.

Transparent Value Trust | Prospectus | January 28, 2016

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

How to Purchase Fund Shares

Class A Shares and Class C Shares are offered primarily through authorized securities brokers and other financial intermediaries. Class I Shares are offered primarily for direct investment by pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high-net worth individuals. Class I Shares may also be offered through certain financial intermediaries. Class F-1 Shares may be purchased by institutional investors such as corporations, employer-sponsored retirement plans, endowments, foundations, insurance products, bank/trust products, and broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts. Class F-1 Shares may also be purchased through financial intermediaries who have entered into an agreement with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge transaction fees. In addition, retail investors may purchase Class F-1 Shares directly from the Funds, at the Funds’ discretion.

To purchase Class F-1 Shares directly from the Funds, complete and send in the appropriate account application and initial investment, payable to Transparent Value Funds, to: Transparent Value Funds, P.O. Box 46103, Denver, CO 80201. If you need an application or have questions, please call 1-888-727-6885 or visit the Funds’ website at www.transparentvalue.com.

You may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. These institutions are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption orders for Fund shares, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders received in proper form by an authorized financial intermediary or its designee will be deemed to have been received by the Fund and will be processed at the share price of the Fund next computed after they are received by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in proper form before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial intermediary or an institution, you will have to follow their procedures for transacting with a Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and institutions.

Online Purchases (Class F-1 Shares only)

You may open a new Fund account and purchase Class F-1 Shares of any Transparent Value Fund, or you, may buy Class F-1 Shares in an existing Fund account online. Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

To complete your purchase online, please visit www.transparentvalue.com and follow the appropriate instructions through the “Invest” link of the website. You can elect to have funds electronically transferred from your designated bank account. A real-time confirmation of your transaction will be provided via the website.

By Automated Investments

You may schedule purchases of additional shares to be made to your account on a periodic basis through an Automatic Investment Program. You may request this option at the time you establish your account by completing the appropriate sections of the Account Application. You may select the frequency with which your money ($100 minimum) will be electronically transferred from your designated bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 15th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request. Wire fees may be charged.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by foreign investors (investors without a U.S. social security number or a U.S. tax identification number). Foreign investors may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please consult your financial intermediary or contact the Funds for more information.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share (“NAV”) next determined after a Fund receives your purchase order in proper form, plus any applicable front-end sales charge. “Proper form” means that a Fund or authorized financial intermediary was provided with a complete and signed account application, including the investor’s social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early — such as on days in advance of certain holidays — the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds will not accept purchases made with credit cards, credit card checks, or cash. Acceptable methods of payment include check (not including third party checks) or electronic funds transfer. If a check received for the purchase of shares does not clear, the purchase will be cancelled, and you could be liable for any losses or fees incurred by a Fund. The Funds reserve the right to reject a purchase order when the Funds determine that it is not in the best interests of a Fund or its shareholders to accept such order. The Funds, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that they reasonably believe to be genuine. The Funds, the Distributor, and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recorded telephone instructions.

Transparent Value Trust | Prospectus | January 28, 2016

How the Funds Calculate NAV

The NAV for one Fund share is the value of that share’s portion of the net assets of a Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds’ Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds’ Board, these methods are implemented through the Funds’ Fair Value Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

Minimum Purchases

To purchase Class A Shares, Class C Shares or Class F-1 Shares of a Fund for the first time, including an initial purchase through an individual retirement account (“IRA”), you must invest at least $5,000. Subsequent investments must be made in amounts of at least $100. Each Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. The IRA and Coverdell Education Savings Account (“ESA”) custodian charges an annual maintenance fee (currently $15) per IRA or ESA holder.

The minimum initial investment for Class I Shares of a Fund is $2 million. The minimum amount for subsequent investments in Class I Shares is $100,000. The minimum initial and subsequent investment requirements are waived to $5,000 for initial and $100 for subsequent investments for Trustees of the Trust, persons affiliated with the Trust or the Adviser, and certain Fund service providers. The minimum initial investment requirement for Class I Shares will be waived for investors in certain fee-based, wrap, or other investment platforms that do not require a Fund to pay any type of administrative payment per shareholder account to any third party. These waivers are subject to change or elimination at any time. Please contact the Funds prior to making a purchase order to determine whether you are eligible for such waivers.

Minimum investment requirements do not apply to purchases by employees of the Adviser, or their affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply.

Ticker Symbols and CUSIP Numbers

The reference information listed below will be helpful to you when you purchase shares of a Fund, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP
Transparent Value Large-Cap Aggressive Fund – Class A Shares	TVAAX	89386C100
Transparent Value Large-Cap Aggressive Fund – Class C Shares	TVCAX	89386C803
Transparent Value Large-Cap Aggressive Fund – Class F-1 Shares	TVFAX	89386C209
Transparent Value Large-Cap Aggressive Fund – Class I Shares	TVIAX	89386C704
Transparent Value Large-Cap Core Fund – Class A Shares	TVBAX	89386C845

Fund Name	Ticker Symbol	CUSIP
Transparent Value Large-Cap Core Fund – Class C Shares	TVBCX	89386C837
Transparent Value Large-Cap Core Fund – Class F-1 Shares	TVFBX	89386C829
Transparent Value Large-Cap Core Fund – Class I Shares	TVBIX	89386C811
Transparent Value Large-Cap Defensive Fund – Class A Shares	TVDAX	89386C308
Transparent Value Large-Cap Defensive Fund – Class C Shares	TVDCX	89386C878
Transparent Value Large-Cap Defensive Fund – Class F-1 Shares	TVFDX	89386C407
Transparent Value Large-Cap Defensive Fund – Class I Shares	TVIDX	89386C886
Transparent Value Dividend Fund – Class A Shares	TVEAX	89386C696
Transparent Value Dividend Fund – Class C Shares	TVECX	89386C688
Transparent Value Dividend Fund – Class F-1 Shares	TVEFX	89386C670
Transparent Value Dividend Fund – Class I Shares	TVEIX	89386C712
Transparent Value Large-Cap Growth Fund – Class A Shares	TVGAX	89386C795
Transparent Value Large-Cap Growth Fund – Class C Shares	TVGCX	89386C787
Transparent Value Large-Cap Growth Fund – Class F-1 Shares	TVGFX	89386C779
Transparent Value Large-Cap Growth Fund – Class I Shares	TVGIX	89386C761
Transparent Value Large-Cap Market Fund – Class A Shares	TVMAX	89386C506
Transparent Value Large-Cap Market Fund – Class C Shares	TVMCX	89386C852
Transparent Value Large-Cap Market Fund – Class F-1 Shares	TVFMX	89386C605
Transparent Value Large-Cap Market Fund – Class I Shares	TVIMX	89386C860
Transparent Value Large-Cap Value Fund – Class A Shares	TVVAX	89386C753
Transparent Value Large-Cap Value Fund – Class C Shares	TVVCX	89386C746
Transparent Value Large-Cap Value Fund – Class F-1 Shares	TVVFX	89386C738
Transparent Value Large-Cap Value Fund – Class I Shares	TVVIX	89386C720
Transparent Value Directional Allocation Fund – Class A Shares	TVRAX	89386C662
Transparent Value Directional Allocation Fund – Class C Shares	TVRCX	89386C654
Transparent Value Directional Allocation Fund – Class F-1 Shares	TVFRX	89386C647
Transparent Value Directional Allocation Fund – Class I Shares	TVRIX	89386C639
Transparent Value Small-Cap Fund – Class A Shares	TVSAX	89386C621
Transparent Value Small-Cap Fund – Class C Shares	TVSCX	89386C613
Transparent Value Small-Cap Fund – Class F-1 Shares	TVSFX	89386C597
Transparent Value Small-Cap Fund – Class I Shares	TVSIX	89386C589

Transparent Value Trust | Prospectus | January 28, 2016

Fund Name	Ticker Symbol	CUSIP
Transparent Value SMID-Cap Directional Allocation Fund – Class A Shares	TVKAX	89386C548
Transparent Value SMID-Cap Directional Allocation Fund – Class C Shares	TVKCX	89386C530
Transparent Value SMID-Cap Directional Allocation Fund – Class F-1 Shares	TVKFX	89386C522
Transparent Value SMID-Cap Directional Allocation Fund – Class I Shares	TVKIX	89386C514

How to Sell Your Fund Shares

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds. If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-727-6885. IRA redemption instructions must be provided in writing. Unless contrary instructions are provided with the redemption order, the Funds will withhold 10% of the proceeds for the Internal Revenue Service (the “IRS”).

The sale price will be the NAV next determined after the Funds or the applicable financial intermediary receive your request in proper form, minus any applicable Contingent Deferred Sales Charges (“CDSC”).

By Systematic Withdrawal Plan (Via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service or to cancel or change a plan, contact your financial intermediary or write to the Funds at: Transparent Value Funds, P.O. Box 46103, Denver, CO 80201 (Express Mail Address: Transparent Value Funds, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203).

Receiving Your Money

Normally, a Fund will send your sale proceeds within seven days after the Fund receives your request in good order. Your proceeds can be wired to your bank account (will be subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities (possibly including illiquid securities) with a market value equal to the redemption price (redemption in kind). If your shares were redeemed in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold, and you may not be able to sell such securities at or near the price the Fund valued them at, if at all.

Involuntary Redemptions of Your Shares

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

How to Exchange Fund Shares

You may exchange shares of any one Class of a Fund for the same Class of any other Fund. In addition, you may exchange your Class A Shares or Class C Shares of a Fund for Class I Shares of the same Fund, provided that (1) you hold your shares through an institution that has a valid Class I Shares sales agreement with the Fund’s distributor authorizing such an exchange and (2) you are eligible to invest in Class I Shares in accordance with the criteria set forth in this prospectus. In addition, Class C shareholders must have held the Class C shares being exchanged for a minimum of one year from the date of purchase of those shares, and Class A shareholders who purchased shares without a front-end sales charge must have held the Class A shares being exchanged for a minimum of 18 months from the date of purchase of those shares. You may also exchange Class I Shares or Class F-1 Shares of a Fund for another Class of the Fund, provided that (1) you hold your shares through an institution that has a valid sales agreement with the Fund’s distributor authorizing such an exchange and (2) you are eligible to invest in another Class of the Fund in accordance with the criteria set forth in this prospectus. In the event that you no longer meet the eligibility requirements for investment in the Class I or Class F-1 Shares of a Fund, the Fund, in its discretion, or you (or your authorized representative) may elect to exchange your Class I or Class F-1 Shares into a Class of Shares of the same Fund for which you do meet the eligibility requirements. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange.

If you purchased Class A Shares subject to a front-end sales charge, you will not be reimbursed the sales charge upon exchange of the shares for Class I Shares of the same Fund.

You will ordinarily submit your exchange transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you own your shares directly, you may exchange your shares by contacting the Funds directly by mail or telephone at 1-888-727-6885.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

If you exchange your shares of a Fund for shares of another class of the same Fund, it is generally not considered a taxable event and should generally not result in capital gain or loss. If you exchange your shares of a Fund for shares of another Fund, it is considered a sale and purchase of shares for federal income tax purposes and will generally result in a capital gain or loss.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Transparent Value Trust | Prospectus | January 28, 2016

Sales Charges

Front-End Sales Charges — Class A Shares

The offering price of Class A Shares is the NAV next calculated after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment

Less than $25,000	5.75%	6.10%

$25,000 but less than $50,000	5.00%	5.26%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.50%	3.63%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $750,000	2.00%	2.04%

$750,000 but less than $1,000,000	1.50%	1.52%

$1,000,000 and over*	None	None

*	If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.25% deferred sales charge if you redeem your shares within 18 months of purchase.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A Shares, you purchase fewer shares than you would with the same investment in Class C Shares. Nevertheless, you are usually better off purchasing Class A Shares, rather than Class C Shares, and paying the front-end sales charge if you:

•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C Shares may eventually exceed the cost of the front-end sales charge; and

•	qualify for a reduced or waived sales charge.

If you invest $1 million or more (and are not eligible for Class F-1 or Class I Shares), Class A Shares will always be the most advantageous choice.

You may qualify for reduced sales charges or sales charge waivers. Please consult your broker or other financial intermediary to see whether you qualify for a reduction or waiver of the sales charge. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

Waiver of Front-End Sales Charge — Class A Shares

Certain investors may be eligible for a waiver of the sales charges due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

•	Through reinvestment of dividends and distributions;

•	Through an account advised or sub-advised by the Adviser or their affiliates;

•	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of Class A Shares”);

•	By employees, officers and directors, and members of their immediate family, of the Adviser and its affiliates;

•	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more of the Funds;

•	By investors who acquire Class A Shares in one Fund through the exchange of Class A Shares in another Fund (See “How to Exchange Fund Shares”);

•

Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or the distributor;

•

Through broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor;

•

Through certain third-party fund “supermarkets,” if available. Some fund supermarkets offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

•	Certain other investors as deemed appropriate by the Adviser.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate on new purchases of Class A Shares, this right allows you to add the value of any shares of the Fund or Funds you already own to the amount that you are currently purchasing. The Fund will combine the value of your purchases of Class A Shares with the value of any other Fund shares you purchased previously for (i) your

Transparent Value Trust | Prospectus | January 28, 2016

account, (ii) your spouse’s account, (iii) a joint account with your spouse or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The value of your accumulated shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount as the Funds, their transfer agent and financial intermediaries may not maintain this information. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, one or more promotional incentive programs for dealers may be instituted. Under any such program, dealers may receive cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds’ sales charges may be obtained free of charge by calling toll-free 1-888-727-6885.

Contingent Deferred Sales Charges (CDSC) — Class A Shares

You will not pay a sales charge if you purchase $1,000,000 or more of Class A Shares. The offering price of Class A Shares is calculated in the NAV. If you purchase $1,000,000 or more of Class A Shares and sell your shares within 18 months after your purchase, you may pay a CDSC of 1.25% on certain purchases for either (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

Contingent Deferred Sales Charges (CDSC) — Class C Shares

A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed, as applicable.

Since you pay no initial sales charge, an investment of less than $1 million in Class C Shares buys more shares than the same investment would in Class A Shares. However, Class C Shares are subject to an annual distribution and service (12b-1) fee of 1.00%. Over time, the distribution and service fee may cost you more than paying a front-end sales charge on Class A Shares. Class C Shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Because Class A Shares will always be a more favorable investment than Class C Shares for investments of $1 million or more, a Fund will generally not accept a purchase order for Class C Shares in the amount of $1 million or more. While the Fund will take reasonable steps to prevent investments of $1 million or more in Class C Shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no front-end sales charge, an investment of less than $1 million in Class I Shares buys more Shares than the same investment would in a Class that charges a front-end sales charge. There is also no CDSC imposed upon redemptions of Class I Shares, and you do not pay ongoing service or distribution fees.

Transparent Value Trust | Prospectus | January 28, 2016

Distribution of Fund Shares

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) for Class A Shares, Class C Shares and Class F-1 Shares that allows the Funds to pay distribution and service fees for the sale and distribution of their Class A Shares, Class C Shares and Class F-1 Shares, and for services provided to shareholders. Because these fees are paid out of the Funds’ assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds will pay distribution and service fees at an annual rate not to exceed 0.25% of average daily net assets of each Fund attributable to Class A Shares and Class F-1 Shares, and at an annual rate not to exceed 1.00% of average daily net assets of each Fund attributable to Class C Shares.

Shareholder Servicing Arrangements

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Each Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services at an annual rate not to exceed 0.15% of the average daily net assets of each Fund’s Class A Shares. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders, as described in the section below.

Transparent Value Trust | Prospectus | January 28, 2016

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any 12b-1 fees or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds’ shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Funds’ Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•

Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ or, in certain instances, the financial intermediary’s market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ or, in certain instances, the financial intermediary’s market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

Transparent Value Trust | Prospectus | January 28, 2016

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Dividends and Distributions

The Funds, except for the TV Dividend Fund, distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The TV Dividend Fund distributes its net investment income, if any, quarterly, and makes distributions for its net realized capital gains and dividends, if any, annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Transparent Value Trust | Prospectus | January 28, 2016

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Dividend distributions, including distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.

The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend”.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally is required to be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares a Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method (average cost). The cost basis method elected by the Fund shareholder

(or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A Fund may be required to withhold federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in a Fund.

More information about taxes is in the SAI.

Other Information

The Prospectus and SAI do not purport to create any contractual obligations between the Funds and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser or other parties who provide services to the Funds.

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance and other financial information for the past 5 years or since inception, if shorter, of the Funds’ operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investment in each Fund increased (or lost) assuming reinvestment of all dividends and distributions. Financial highlights for each Fund have been derived from financial statements audited by KPMG LLP, the Funds’ former independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which was filed on Form N-CSR with the Securities and Exchange Commission on December 4, 2015 (Accession No. 0001193125-15-395062) and is available upon request (see back cover). As of the date of this Prospectus, the TV SMID-Cap Fund has not commenced operations. Therefore, it does not have any financial history.

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Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Large-Cap Aggressive Fund
Class A
9/30/2015	$12.73	(0.04	)(b)	(0.64)	(0.68)	—	(5.47)	(5.47)
9/30/2014	$13.51	(0.08	)(b)	1.70	1.62	—	(2.40)	(2.40)
9/30/2013	$10.53	(0.02	)(b)	3.15	3.13	(0.04)	(0.11)	(0.15)
9/30/2012	$8.91	(0.02	)(b)	1.64	1.62	—	—	—
9/30/2011	$9.54	(0.04	)(b)	(0.59)	(0.63)	(0.05)	—	(0.05)
Class C
9/30/2015	$12.56	(0.09	)(b)	(0.63)	(0.72)	—	(5.47)	(5.47)
9/30/2014	$13.43	(0.16	)(b)	1.69	1.53	—	(2.40)	(2.40)
9/30/2013	$10.47	(0.11	)(b)	3.20	3.09	(0.02)	(0.11)	(0.13)
9/30/2012	$8.92	(0.06	)(b)	1.61	1.55	—	—	—
9/30/2011(g)	$11.51	(0.03)		(2.56)	(2.59)	—	—	—
Class F-1
9/30/2015	$12.85	(0.03	)(b)	(0.66)	(0.69)	—	(5.47)	(5.47)
9/30/2014	$13.59	(0.06	)(b)	1.72	1.66	—	(2.40)	(2.40)
9/30/2013	$10.58	0.01	(b)	3.16	3.17	(0.05)	(0.11)	(0.16)
9/30/2012	$8.96	0.02	(b)	1.60	1.62	—	—	—
9/30/2011	$9.55	(0.03)		(0.55)	(0.58)	(0.01)	—	(0.01)
Class I
9/30/2015	$12.96	(0.01	)(b)	(0.67)	(0.68)	—	(5.47)	(5.47)
9/30/2014	$13.67	(0.03	)(b)	1.72	1.69	—	(2.40)	(2.40)
9/30/2013	$10.62	0.03	(b)	3.18	3.21	(0.05)	(0.11)	(0.16)
9/30/2012	$8.97	0.05	(b)	1.60	1.65	—	—	—
9/30/2011(h)	$11.49	(0.01)		(2.51)	(2.52)	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Less than $0.01.
(g)	Period from April 18, 2011 (inception date) through September 30, 2011.
(h)	Period from February 15, 2011 (inception date) through September 30, 2011.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2011.

Redemption fees added to paid In capital		Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—		$6.58	(7.25%)		$1,333	2.10	%(e)	1.51	%(e)	(0.50%)		103%
—		$12.73	12.76%		$1,993	1.66	%(e)	1.51	%(e)	(0.61%)		196%
—		$13.51	30.21%		$3,283	1.73	%(e)	1.51	%(e)	(0.19%)		259%
0.00	(f)	$10.53	18.18%		$1,958	2.41	%(e)	1.51	%(e)	(0.22%)		276%
0.05		$8.91	(6.13%)		$1,055	3.04%		1.50%		(0.42%)		304%

—		$6.37	(7.91%)		$1,180	2.76	%(e)	2.11	%(e)	(1.09%)		103%
—		$12.56	11.99%		$1,473	2.31	%(e)	2.11	%(e)	(1.23%)		196%
—		$13.43	29.89%		$1,123	2.48	%(e)	2.11	%(e)	(0.89%)		259%
—		$10.47	17.38%		$393	3.01	%(e)	2.11	%(e)	(0.56%)		276%
—		$8.92	(22.50	%)(c)	$43	3.53	%(d)	2.10	%(d)	(1.04	%)(d)	304	%(c)(i)

—		$6.69	(7.23%)		$12,012	2.01	%(e)	1.36	%(e)	(0.35%)		103%
—		$12.85	12.93%		$24,418	1.56	%(e)	1.36	%(e)	(0.48%)		196%
—		$13.59	30.41%		$30,359	1.73	%(e)	1.36	%(e)	0.04%		259%
—		$10.58	18.08%		$25,148	2.26	%(e)	1.36	%(e)	0.23%		276%
0.00	(f)	$8.96	(6.11%)		$23,043	2.83%		1.35%		(0.23%)		304%

—		$6.81	(7.06%)		$3,385	1.76	%(e)	1.11	%(e)	(0.09%)		103%
—		$12.96	13.08%		$6,025	1.31	%(e)	1.11	%(e)	(0.22%)		196%
—		$13.67	30.75%		$26,230	1.48	%(e)	1.11	%(e)	0.27%		259%
—		$10.62	18.39%		$20,171	2.01	%(e)	1.11	%(e)	0.52%		276%
—		$8.97	(21.93	%)(c)	$1,968	2.49	%(d)	1.10	%(d)	(0.09	%)(d)	304	%(c)(i)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Large-Cap Defensive Fund
Class A
9/30/2015	$12.70	0.04	(b)	0.14	0.18	(0.07)	(2.22)	(2.29)
9/30/2014	$13.34	0.03	(b)	1.45	1.48	(0.01)	(2.11)	(2.12)
9/30/2013	$12.18	0.02	(b)	2.17	2.19	(0.06)	(0.97)	(1.03)
9/30/2012	$10.03	0.08	(b)	2.26	2.34	(0.03)	(0.16)	(0.19)
9/30/2011	$9.87	0.10		0.15	0.25	(0.09)	—	(0.09)
Class C
9/30/2015	$12.64	(0.02	)(b)	0.13	0.11	(0.03)	(2.22)	(2.25)
9/30/2014	$13.35	(0.04	)(b)	1.45	1.41	(0.01)	(2.11)	(2.12)
9/30/2013	$12.20	(0.06	)(b)	2.18	2.12	—	(0.97)	(0.97)
9/30/2012	$10.10	0.03	(b)	2.25	2.28	(0.02)	(0.16)	(0.18)
9/30/2011(g)	$11.04	0.00	(f)	(0.94)	(0.94)	—	—	—
Class F-1
9/30/2015	$12.87	0.06	(b)	0.14	0.20	(0.09)	(2.22)	(2.31)
9/30/2014	$13.47	0.05	(b)	1.47	1.52	(0.01)	(2.11)	(2.12)
9/30/2013	$12.29	0.04	(b)	2.18	2.22	(0.07)	(0.97)	(1.04)
9/30/2012	$10.13	0.08	(b)	2.29	2.37	(0.05)	(0.16)	(0.21)
9/30/2011	$9.87	0.04		0.23	0.27	(0.01)	—	(0.01)
Class I
9/30/2015	$12.96	0.09	(b)	0.14	0.23	(0.11)	(2.22)	(2.33)
9/30/2014	$13.52	0.08	(b)	1.48	1.56	(0.01)	(2.11)	(2.12)
9/30/2013	$12.33	0.06	(b)	2.20	2.26	(0.10)	(0.97)	(1.07)
9/30/2012	$10.15	0.13	(b)	2.28	2.41	(0.07)	(0.16)	(0.23)
9/30/2011(h)	$10.89	0.04		(0.78)	(0.74)	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Less than $0.01.
(g)	Period from April 18, 2011 (inception date) through September 30, 2011.
(h)	Period from February 15, 2011 (inception date) through September 30, 2011.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2011.

Redemption fees added to paid In capital		Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—		$10.59	1.39%		$8,941	1.67	%(e)	1.50	%(e)	0.36%		135%
—		$12.70	11.66%		$9,646	1.61	%(e)	1.51	%(e)	0.24%		236%
—		$13.34	19.71%		$11,510	1.77	%(e)	1.51	%(e)	0.13%		283%
0.00	(f)	$12.18	23.60%		$9,506	2.34	%(e)	1.51	%(e)	0.71%		256%
0.00	(f)	$10.03	2.51%		$298	3.17%		1.50%		0.37%		288%

—		$10.50	0.77%		$8,885	2.36	%(e)	2.10	%(e)	(0.21%)		135%
—		$12.64	11.05%		$14,202	2.28	%(e)	2.11	%(e)	(0.33%)		236%
—		$13.35	19.00%		$11,429	2.45	%(e)	2.11	%(e)	(0.51%)		283%
—		$12.20	22.79%		$6,652	2.94	%(e)	2.11	%(e)	0.23%		256%
—		$10.10	(8.51	%)(c)	$35	3.41	%(d)	2.10	%(d)	0.06	%(d)	288	%(c)(i)

—		$10.76	1.48%		$17,458	1.61	%(e)	1.35	%(e)	0.54%		135%
—		$12.87	11.86%		$22,666	1.53	%(e)	1.36	%(e)	0.35%		236%
—		$13.47	19.88%		$27,970	1.70	%(e)	1.36	%(e)	0.28%		283%
0.00	(f)	$12.29	23.73%		$28,803	2.19	%(e)	1.36	%(e)	0.74%		256%
0.00	(f)	$10.13	2.77%		$26,135	2.82%		1.35%		0.43%		288%

—		$10.86	1.75%		$13,839	1.36	%(e)	1.10	%(e)	0.79%		135%
—		$12.96	12.15%		$19,731	1.28	%(e)	1.11	%(e)	0.64%		236%
—		$13.52	20.21%		$24,546	1.45	%(e)	1.11	%(e)	0.50%		283%
0.00	(f)	$12.33	24.04%		$17,482	1.94	%(e)	1.11	%(e)	1.10%		256%
—		$10.15	(6.80	%)(c)	$2,066	2.45	%(d)	1.10	%(d)	0.65	%(d)	288	%(c)(i)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income		Distributions from net realized capital gains	Total distributions
Transparent Value Large-Cap Market Fund
Class A
9/30/2015	$12.92	(0.01	)(b)	(0.11)	(0.12)	—		(3.27)	(3.27)
9/30/2014	$14.26	(0.04	)(b)	1.63	1.59	—		(2.93)	(2.93)
9/30/2013	$12.27	(0.00	)(b)(f)	2.84	2.84	(0.05)		(0.80)	(0.85)
9/30/2012	$10.05	0.02	(b)	2.37	2.39	(0.00	)(f)	(0.17)	(0.17)
9/30/2011	$9.90	0.05		0.16	0.21	(0.08)		—	(0.08)
Class C
9/30/2015	$12.81	(0.07	)(b)	(0.11)	(0.18)	—		(3.27)	(3.27)
9/30/2014	$14.23	(0.12	)(b)	1.63	1.51	—		(2.93)	(2.93)
9/30/2013	$12.28	(0.08	)(b)	2.84	2.76	(0.01)		(0.80)	(0.81)
9/30/2012	$10.11	(0.05	)(b)	2.39	2.34	—		(0.17)	(0.17)
9/30/2011(g)	$11.63	(0.01)		(1.51)	(1.52)	—		—	—
Class F-1
9/30/2015	$13.12	0.01	(b)	(0.12)	(0.11)	—		(3.27)	(3.27)
9/30/2014	$14.41	(0.02	)(b)	1.66	1.64	—		(2.93)	(2.93)
9/30/2013	$12.39	0.02	(b)	2.86	2.88	(0.06)		(0.80)	(0.86)
9/30/2012	$10.13	0.03	(b)	2.40	2.43	(0.00	)(f)	(0.17)	(0.17)
9/30/2011	$9.91	(0.04)		0.27	0.23	(0.01)		—	(0.01)
Class I
9/30/2015	$13.24	0.04	(b)	(0.12)	(0.08)	—		(3.27)	(3.27)
9/30/2014	$14.49	0.01	(b)	1.67	1.68	—		(2.93)	(2.93)
9/30/2013	$12.44	0.06	(b)	2.87	2.93	(0.08)		(0.80)	(0.88)
9/30/2012	$10.15	0.07	(b)	2.39	2.46	(0.00	)(f)	(0.17)	(0.17)
9/30/2011(h)	$11.54	0.01		(1.40)	(1.39)	—		—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Less than $0.01.
(g)	Period from April 18, 2011 (inception date) through September 30, 2011.
(h)	Period from February 15, 2011 (inception date) through September 30, 2011.
(i)	Less than 0.01%.
(j)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2011.

Redemption fees added to paid In capital		Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—		$9.53	(0.83%)		$6,031	1.66	%(e)	1.51	%(e)	(0.07%)		134%
—		$12.92	11.67%		$14,724	1.58	%(e)	1.51	%(e)	(0.28%)		268%
—		$14.26	24.92%		$29,504	1.72	%(e)	1.51	%(e)	(0.00	%)(i)	284%
0.00	(f)	$12.27	24.04%		$23,739	2.15	%(e)	1.51	%(e)	0.16%		305%
0.02		$10.05	2.29%		$9,452	2.96%		1.50%		0.20%		331%

—		$9.36	(1.44%)		$13,316	2.33	%(e)	2.11	%(e)	(0.67%)		134%
—		$12.81	11.04%		$15,655	2.22	%(e)	2.11	%(e)	(0.89%)		268%
—		$14.23	24.09%		$14,483	2.37	%(e)	2.11	%(e)	(0.63%)		284%
—		$12.28	23.37%		$9,611	2.75	%(e)	2.11	%(e)	(0.40%)		305%
0.00	(f)	$10.11	(13.07	%)(c)	$1,115	3.54	%(d)	2.10	%(d)	(0.47	%)(d)	331	%(c)(j)

—		$9.74	(0.72%)		$15,896	1.58	%(e)	1.36	%(e)	0.11%		134%
—		$13.12	11.92%		$26,877	1.47	%(e)	1.36	%(e)	(0.15%)		268%
—		$14.41	25.01%		$35,741	1.62	%(e)	1.36	%(e)	0.18%		284%
0.00	(f)	$12.39	24.25%		$33,495	2.00	%(e)	1.36	%(e)	0.28%		305%
0.00	(f)	$10.13	2.28%		$25,749	2.83%		1.35%		(0.17%)		331%

—		$9.89	(0.44%)		$14,035	1.33	%(e)	1.11	%(e)	0.36%		134%
—		$13.24	12.18%		$53,644	1.22	%(e)	1.11	%(e)	0.11%		268%
—		$14.49	25.38%		$42,788	1.37	%(e)	1.11	%(e)	0.45%		284%
—		$12.44	24.52%		$44,503	1.75	%(e)	1.11	%(e)	0.61%		305%
0.00	(f)	$10.15	(12.05	%)(c)	$5,750	2.48	%(d)	1.10	%(d)	0.20	%(d)	331	%(c)(j)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Dividend Fund
Class A
9/30/2015	$12.23	0.20	(b)	(0.42)	(0.22)	(0.21)	(1.59)	(1.80)
9/30/2014	$12.78	0.18	(b)	1.00	1.18	(0.20)	(1.53)	(1.73)
9/30/2013	$10.87	0.20	(b)	2.35	2.55	(0.18)	(0.46)	(0.64)
9/30/2012	$8.88	0.20	(b)	2.08	2.28	(0.24)	(0.05)	(0.29)
9/30/2011(g)	$10.20	0.05		(1.37)	(1.32)	—	—	—
Class C
9/30/2015	$12.18	0.13	(b)	(0.42)	(0.29)	(0.14)	(1.59)	(1.73)
9/30/2014	$12.73	0.10	(b)	0.99	1.09	(0.11)	(1.53)	(1.64)
9/30/2013	$10.83	0.13	(b)	2.35	2.48	(0.12)	(0.46)	(0.58)
9/30/2012	$8.86	0.13	(b)	2.08	2.21	(0.19)	(0.05)	(0.24)
9/30/2011(g)	$10.20	0.06		(1.40)	(1.34)	—	—	—
Class F-1
9/30/2015	$12.31	0.22	(b)	(0.43)	(0.21)	(0.23)	(1.59)	(1.82)
9/30/2014	$12.84	0.20	(b)	1.01	1.21	(0.21)	(1.53)	(1.74)
9/30/2013	$10.91	0.23	(b)	2.36	2.59	(0.20)	(0.46)	(0.66)
9/30/2012	$8.90	0.22	(b)	2.08	2.30	(0.24)	(0.05)	(0.29)
9/30/2011(g)	$10.20	0.03		(1.33)	(1.30)	—	—	—
Class I
9/30/2015	$12.09	0.24	(b)	(0.42)	(0.18)	(0.25)	(1.59)	(1.84)
9/30/2014	$12.62	0.24	(b)	0.97	1.21	(0.21)	(1.53)	(1.74)
9/30/2013	$10.73	0.24	(b)	2.33	2.57	(0.22)	(0.46)	(0.68)
9/30/2012	$8.91	0.23	(b)	2.06	2.29	(0.42)	(0.05)	(0.47)
9/30/2011(h)	$10.00	0.18		(1.27)	(1.09)	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Less than $0.01.
(g)	Period from April 18, 2011 (inception date) through September 30, 2011.
(h)	Period from February 10, 2011 (inception date) through September 30, 2011.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the period from February 10, 2011 (inception date) through September 30, 2011.

Redemption fees added to paid In capital		Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—		$10.21	(2.28%)		$5,313	1.88	%(e)	1.51	%(e)	1.76%		181%
—		$12.23	9.90%		$9,684	1.84	%(e)	1.51	%(e)	1.41%		181%
—		$12.78	24.45%		$25,014	2.12	%(e)	1.50	%(e)	1.69%		198%
0.00	(f)	$10.87	26.02%		$9,043	3.87	%(e)	1.50	%(e)	1.92%		290%
—		$8.88	(12.94	%)(c)	$1,371	8.72	%(d)	1.50	%(d)	4.42	%(d)	121	%(c)(i)

—		$10.16	(2.93%)		$8,245	2.54	%(e)	2.11	%(e)	1.18%		181%
—		$12.18	9.17%		$8,792	2.45	%(e)	2.11	%(e)	0.84%		181%
—		$12.73	23.86%		$8,215	2.73	%(e)	2.10	%(e)	1.09%		198%
—		$10.83	25.23%		$2,998	4.47	%(e)	2.10	%(e)	1.30%		290%
—		$8.86	(13.14	%)(c)	$62	10.02	%(d)	2.10	%(d)	2.44	%(d)	121	%(c)(i)

—		$10.28	(2.20%)		$1,686	1.79	%(e)	1.36	%(e)	1.91%		181%
—		$12.31	10.09%		$3,310	1.70	%(e)	1.36	%(e)	1.56%		181%
—		$12.84	24.72%		$8,490	1.98	%(e)	1.35	%(e)	1.85%		198%
0.00	(f)	$10.91	26.10%		$2,205	3.72	%(e)	1.35	%(e)	2.10%		290%
—		$8.90	(12.75	%)(c)	$98	9.67	%(d)	1.35	%(d)	7.01	%(d)	121	%(c)(i)

—		$10.07	(1.93%)		$12,123	1.54	%(e)	1.11	%(e)	2.15%		181%
—		$12.09	10.29%		$22,347	1.45	%(e)	1.11	%(e)	1.95%		181%
—		$12.62	25.00%		$3,793	1.73	%(e)	1.10	%(e)	2.07%		198%
—		$10.73	26.41%		$2,906	3.47	%(e)	1.10	%(e)	2.30%		290%
—		$8.91	(10.90	%)(c)	$1,801	10.44	%(d)	1.10	%(d)	2.79	%(d)	121	%(c)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income		Distributions from net realized capital gains	Total distributions
Transparent Value Large-Cap Core Fund
Class A
9/30/2015	$12.62	0.03	(b)	(0.53)	(0.50)	(0.03)		(2.43)	(2.46)
9/30/2014	$13.68	(0.00	)(b)(f)	1.43	1.43	(0.04)		(2.45)	(2.49)
9/30/2013	$10.91	0.06	(b)	3.05	3.11	(0.05)		(0.29)	(0.34)
9/30/2012	$8.67	0.05	(b)	2.23	2.28	(0.04)		—	(0.04)
9/30/2011(g)	$10.06	0.01		(1.40)	(1.39)	—		—	—
Class C
9/30/2015	$12.49	(0.03	)(b)	(0.53)	(0.56)	(0.00	)(f)	(2.43)	(2.43)
9/30/2014	$13.59	(0.07	)(b)	1.42	1.35	—		(2.45)	(2.45)
9/30/2013	$10.85	(0.01	)(b)	3.04	3.03	—		(0.29)	(0.29)
9/30/2012	$8.64	(0.02	)(b)	2.24	2.22	(0.01)		—	(0.01)
9/30/2011(g)	$10.06	0.00	(f)	(1.42)	(1.42)	—		—	—
Class F-1
9/30/2015	$12.69	0.06	(b)	(0.56)	(0.50)	(0.03)		(2.43)	(2.46)
9/30/2014	$13.74	0.02	(b)	1.45	1.47	(0.07)		(2.45)	(2.52)
9/30/2013	$10.93	0.08	(b)	3.06	3.14	(0.04)		(0.29)	(0.33)
9/30/2012	$8.68	0.06	(b)	2.24	2.30	(0.05)		—	(0.05)
9/30/2011(g)	$10.06	0.01		(1.39)	(1.38)	—		—	—
Class I
9/30/2015	$12.66	0.08	(b)	(0.53)	(0.45)	(0.04)		(2.43)	(2.47)
9/30/2014	$13.73	0.06	(b)	1.43	1.49	(0.11)		(2.45)	(2.56)
9/30/2013	$10.93	0.11	(b)	3.06	3.17	(0.08)		(0.29)	(0.37)
9/30/2012	$8.68	0.08	(b)	2.24	2.32	(0.07)		—	(0.07)
9/30/2011(i)	$10.00	0.03		(1.35)	(1.32)	—		—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Less than $0.01.
(g)	Period from April 18, 2011 (inception date) through September 30, 2011.
(i)	Period from February 10, 2011 (inception date) through September 30, 2011.
(j)	Portfolio turnover rate is calculated at the Fund level and represents the period from February 10, 2011 (inception date) through September 30, 2011.

Redemption fees added to paid In capital		Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—		$9.66	(5.08%)		$1,109	2.65	%(e)	1.51	%(e)	0.31%		174%
—		$12.62	11.10%		$2,182	2.37	%(e)	1.51	%(e)	(0.03%)		175%
—		$13.68	29.32%		$8,097	2.58	%(e)	1.51	%(e)	0.53%		202%
0.00	(f)	$10.91	26.38%		$14,803	3.58	%(e)	1.51	%(e)	0.51%		301%
—		$8.67	(13.82	%)(c)	$772	7.96	%(d)	1.50	%(d)	0.84	%(d)	129	%(c)(j)

—		$9.50	(5.64%)		$907	3.34	%(e)	2.11	%(e)	(0.29%)		174%
—		$12.49	10.45%		$1,398	2.99	%(e)	2.11	%(e)	(0.57%)		175%
—		$13.59	28.60%		$1,313	3.22	%(e)	2.11	%(e)	(0.07%)		202%
—		$10.85	25.69%		$1,062	4.18	%(e)	2.11	%(e)	(0.17%)		301%
—		$8.64	(14.11	%)(c)	$147	8.57	%(d)	2.10	%(d)	0.09	%(d)	129	%(c)(j)

—		$9.73	(5.00%)		$119	2.59	%(e)	1.36	%(e)	0.53%		174%
—		$12.69	11.32%		$1,020	2.24	%(e)	1.36	%(e)	0.16%		175%
—		$13.74	29.53%		$595	2.47	%(e)	1.36	%(e)	0.66%		202%
—		$10.93	26.62%		$82	3.43	%(e)	1.36	%(e)	0.59%		301%
—		$8.68	(13.72	%)(c)	$9	8.48	%(d)	1.35	%(d)	0.42	%(d)	129	%(c)(j)

—		$9.74	(4.58%)		$6,758	2.34	%(e)	1.11	%(e)	0.70%		174%
—		$12.66	11.49%		$12,164	1.99	%(e)	1.11	%(e)	0.46%		175%
—		$13.73	29.95%		$7,457	2.22	%(e)	1.11	%(e)	0.92%		202%
—		$10.93	26.89%		$3,117	3.18	%(e)	1.11	%(e)	0.79%		301%
—		$8.68	(13.20	%)(c)	$2,171	9.00	%(d)	1.10	%(d)	0.51	%(d)	129	%(c)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Large-Cap Growth Fund
Class A
9/30/2015	$14.13	(0.08	)(b)	(0.26)	(0.34)	—	(2.19)	(2.19)
9/30/2014	$14.01	(0.06	)(b)	1.65	1.59	—	(1.47)	(1.47)
9/30/2013	$10.58	(0.01	)(b)	3.44	3.43	—	—	—
9/30/2012	$8.58	(0.05	)(b)	2.05	2.00	—	—	—
9/30/2011(g)	$10.03	(0.01)		(1.44)	(1.45)	—	—	—
Class C
9/30/2015	$13.82	(0.16	)(b)	(0.24)	(0.40)	—	(2.19)	(2.19)
9/30/2014	$13.82	(0.15	)(b)	1.62	1.47	—	(1.47)	(1.47)
9/30/2013	$10.50	(0.08	)(b)	3.40	3.32	—	—	—
9/30/2012	$8.56	(0.11	)(b)	2.05	1.94	—	—	—
9/30/2011(g)	$10.03	(0.02)		(1.45)	(1.47)	—	—	—
Class F-1
9/30/2015	$14.22	(0.06	)(b)	(0.27)	(0.33)	—	(2.19)	(2.19)
9/30/2014	$14.08	(0.04	)(b)	1.65	1.61	—	(1.47)	(1.47)
9/30/2013	$10.61	0.02	(b)	3.45	3.47	—	—	—
9/30/2012	$8.59	(0.05	)(b)	2.07	2.02	—	—	—
9/30/2011(g)	$10.03	(0.03)		(1.41)	(1.44)	—	—	—
Class I
9/30/2015	$14.34	(0.03	)(b)	(0.27)	(0.30)	—	(2.19)	(2.19)
9/30/2014	$14.15	(0.01	)(b)	1.67	1.66	—	(1.47)	(1.47)
9/30/2013	$10.65	0.04	(b)	3.46	3.50	—	—	—
9/30/2012	$8.60	(0.02	)(b)	2.07	2.05	—	—	—
9/30/2011(h)	$10.00	(0.02)		(1.38)	(1.40)	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(g)	Period from April 18, 2011 (inception date) through September 30, 2011.
(h)	Period from February 10, 2011 (inception date) through September 30, 2011.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the period from February 10, 2011 (inception date) through September 30, 2011.

Redemption fees added to paid In capital	Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—	$11.60	(3.21%)		$514	4.04	%(e)	1.51	%(e)	(0.64%)		136%
—	$14.13	11.69%		$716	3.26	%(e)	1.50	%(e)	(0.46%)		136%
—	$14.01	32.42%		$2,767	4.42	%(e)	1.51	%(e)	(0.12%)		142%
—	$10.58	23.31%		$826	5.32	%(e)	1.51	%(e)	(0.51%)		310%
—	$8.58	(14.46	%)(c)	$314	7.06	%(d)	1.50	%(d)	(0.58	%)(d)	112	%(c)(i)

—	$11.23	(3.78%)		$861	4.70	%(e)	2.11	%(e)	(1.24%)		136%
—	$13.82	10.93%		$883	3.89	%(e)	2.10	%(e)	(1.06%)		136%
—	$13.82	31.62%		$756	5.12	%(e)	2.11	%(e)	(0.68%)		142%
—	$10.50	22.66%		$118	5.92	%(e)	2.11	%(e)	(1.12%)		310%
—	$8.56	(14.66	%)(c)	$17	8.78	%(d)	2.10	%(d)	(1.39	%)(d)	112	%(c)(i)

—	$11.70	(3.10%)		$37	3.95	%(e)	1.36	%(e)	(0.49%)		136%
—	$14.22	11.78%		$40	3.14	%(e)	1.35	%(e)	(0.30%)		136%
—	$14.08	32.71%		$42	4.37	%(e)	1.36	%(e)	0.13%		142%
—	$10.61	23.52%		$5	5.17	%(e)	1.36	%(e)	(0.45%)		310%
—	$8.59	(14.36	%)(c)	$4	8.36	%(d)	1.35	%(d)	(0.66	%)(d)	112	%(c)(i)

—	$11.85	(2.84%)		$3,665	3.70	%(e)	1.11	%(e)	(0.24%)		136%
—	$14.34	12.10%		$6,957	2.89	%(e)	1.10	%(e)	(0.06%)		136%
—	$14.15	32.86%		$3,606	4.12	%(e)	1.11	%(e)	0.29%		142%
—	$10.65	23.84%		$2,732	4.92	%(e)	1.11	%(e)	(0.22%)		310%
—	$8.60	(14.00	%)(c)	$3,357	8.54	%(d)	1.10	%(d)	(0.41	%)(d)	112	%(c)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Large-Cap Value Fund
Class A
9/30/2015	$11.65	0.11	(b)	(0.42)	(0.31)	(0.12)	(2.11)	(2.23)
9/30/2014	$11.62	0.09	(b)	1.44	1.53	(0.08)	(1.42)	(1.50)
9/30/2013	$10.78	0.10	(b)	2.36	2.46	(0.14)	(1.48)	(1.62)
9/30/2012	$8.47	0.13	(b)	2.25	2.38	(0.07)	—	(0.07)
9/30/2011(f)	$10.03	0.02		(1.58)	(1.56)	—	—	—
Class C
9/30/2015	$11.53	0.05	(b)	(0.43)	(0.38)	(0.08)	(2.11)	(2.19)
9/30/2014	$11.53	0.03	(b)	1.42	1.45	(0.03)	(1.42)	(1.45)
9/30/2013	$10.68	0.03	(b)	2.35	2.38	(0.05)	(1.48)	(1.53)
9/30/2012	$8.44	0.10	(b)	2.20	2.30	(0.06)	—	(0.06)
9/30/2011(f)	$10.03	0.03		(1.62)	(1.59)	—	—	—
Class F-1
9/30/2015	$11.47	0.13	(b)	(0.42)	(0.29)	(0.14)	(2.11)	(2.25)
9/30/2014	$11.56	0.11	(b)	1.42	1.53	(0.20)	(1.42)	(1.62)
9/30/2013	$10.75	0.12	(b)	2.34	2.46	(0.17)	(1.48)	(1.65)
9/30/2012	$8.47	0.14	(b)	2.25	2.39	(0.11)	—	(0.11)
9/30/2011(f)	$10.03	0.06		(1.62)	(1.56)	—	—	—
Class I
9/30/2015	$11.61	0.15	(b)	(0.42)	(0.27)	(0.16)	(2.11)	(2.27)
9/30/2014	$11.58	0.15	(b)	1.43	1.58	(0.13)	(1.42)	(1.55)
9/30/2013	$10.77	0.15	(b)	2.34	2.49	(0.20)	(1.48)	(1.68)
9/30/2012	$8.48	0.17	(b)	2.24	2.41	(0.12)	—	(0.12)
9/30/2011(g)	$10.00	0.07		(1.59)	(1.52)	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Period from April 18, 2011 (inception date) through September 30, 2011.
(g)	Period from February 10, 2011 (inception date) through September 30, 2011.
(h)	Portfolio turnover rate is calculated at the Fund level and represents the period from February 10, 2011 (inception date) through September 30, 2011.

Redemption fees added to paid In capital	Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—	$9.11	(3.61%)		$230	5.21	%(e)	1.50	%(e)	1.11%		165%
—	$11.65	14.07%		$332	4.42	%(e)	1.50	%(e)	0.78%		138%
—	$11.62	26.30%		$1,308	5.61	%(e)	1.51	%(e)	0.90%		178%
—	$10.78	28.16%		$431	6.12	%(e)	1.52	%(e)	1.30%		167%
—	$8.47	(15.55	%)(c)	$55	6.91	%(d)	1.50	%(d)	1.39	%(d)	110	%(c)(h)

—	$8.96	(4.45%)		$549	5.90	%(e)	2.10	%(e)	0.46%		165%
—	$11.53	13.40%		$671	5.04	%(e)	2.10	%(e)	0.24%		138%
—	$11.53	25.53%		$625	6.21	%(e)	2.11	%(e)	0.28%		178%
—	$10.68	27.35%		$66	6.72	%(e)	2.12	%(e)	1.01%		167%
—	$8.44	(15.85	%)(c)	$4	8.90	%(d)	2.10	%(d)	0.64	%(d)	110	%(c)(h)

—	$8.93	(3.56%)		$11	5.15	%(e)	1.35	%(e)	1.28%		165%
—	$11.47	14.21%		$6	4.29	%(e)	1.35	%(e)	0.94%		138%
—	$11.56	26.37%		$15	5.46	%(e)	1.36	%(e)	1.09%		178%
—	$10.75	28.34%		$5	5.97	%(e)	1.37	%(e)	1.40%		167%
—	$8.47	(15.55	%)(c)	$4	8.16	%(d)	1.35	%(d)	1.39	%(d)	110	%(c)(h)

—	$9.07	(3.31%)		$2,860	4.90	%(e)	1.10	%(e)	1.50%		165%
—	$11.61	14.55%		$3,610	4.04	%(e)	1.10	%(e)	1.26%		138%
—	$11.58	26.79%		$2,910	5.21	%(e)	1.11	%(e)	1.36%		178%
—	$10.77	28.64%		$2,704	5.72	%(e)	1.12	%(e)	1.68%		167%
—	$8.48	(15.20	%)(c)	$4,471	8.03	%(d)	1.10	%(d)	1.78	%(d)	110	%(c)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Directional Allocation Fund
Class A
9/30/2015	$14.22	(0.02	)(b)	(1.17)	(1.19)	—	(1.42)	(1.42)
9/30/2014	$13.37	(0.08	)(b)	1.38	1.30	—	(0.45)	(0.45)
9/30/2013	$10.62	(0.04	)(b)	2.90	2.86	(0.02)	(0.09)	(0.11)
9/30/2012(g)	$10.00	0.01	(b)	0.61	0.62	—	—	—
Class C
9/30/2015	$14.04	(0.11	)(b)	(1.15)	(1.26)	—	(1.42)	(1.42)
9/30/2014	$13.28	(0.16	)(b)	1.37	1.21	—	(0.45)	(0.45)
9/30/2013	$10.59	(0.12	)(b)	2.90	2.78	—	(0.09)	(0.09)
9/30/2012(g)	$10.00	(0.01	)(b)	0.60	0.59	—	—	—
Class F-1
9/30/2015	$14.25	(0.01	)(b)	(1.17)	(1.18)	—	(1.42)	(1.42)
9/30/2014	$13.37	(0.06	)(b)	1.39	1.33	—	(0.45)	(0.45)
9/30/2013	$10.62	(0.02	)(b)	2.89	2.87	(0.03)	(0.09)	(0.12)
9/30/2012(g)	$10.00	0.01	(b)	0.61	0.62	—	—	—
Class I
9/30/2015	$14.33	0.02	(b)	(1.18)	(1.16)	—	(1.42)	(1.42)
9/30/2014	$13.41	(0.02	)(b)	1.39	1.37	—	(0.45)	(0.45)
9/30/2013	$10.62	(0.01	)(b)	2.92	2.91	(0.03)	(0.09)	(0.12)
9/30/2012(g)	$10.00	0.01	(b)	0.61	0.62	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 1.46% for Class A, 2.09% for Class C, 1.34% for Class F-1, and 1.09% for Class I.
(g)	Period from June 18, 2012 (inception date) through September 30, 2012.

Redemption fees added to paid In capital	Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—	$11.61	(8.71%)		$246,227	1.43	%(e)	1.43	%(e)	(0.16%)		208%
—	$14.22	9.76%		$412,305	1.50	%(e)(f)	1.50	%(e)(f)	(0.56%)		300%
—	$13.37	27.22%		$291,488	1.63	%(e)	1.50	%(e)	(0.37%)		442%
—	$10.62	6.20	%(c)	$26,413	3.68	%(d)(e)	1.51	%(d)(e)	0.50	%(d)	171	%(c)

—	$11.36	(9.37%)		$376,154	2.10	%(e)(f)	2.10	%(e)(f)	(0.85%)		208%
—	$14.04	9.14%		$574,466	2.10	%(e)(f)	2.10	%(e)(f)	(1.17%)		300%
—	$13.28	26.52%		$161,228	2.25	%(e)	2.10	%(e)	(1.01%)		442%
—	$10.59	5.90	%(c)	$4,378	4.29	%(d)(e)	2.11	%(d)(e)	(0.21	%)(d)	171	%(c)

—	$11.65	(8.61%)		$54,147	1.35	%(e)(f)	1.35	%(e)(f)	(0.10%)		208%
—	$14.25	9.99%		$119,827	1.35	%(e)(f)	1.35	%(e)(f)	(0.42%)		300%
—	$13.37	27.33%		$39,406	1.50	%(e)	1.35	%(e)	(0.14%)		442%
—	$10.62	6.20	%(c)	$9,370	3.54	%(d)(e)	1.36	%(d)(e)	0.44	%(d)	171	%(c)

—	$11.75	(8.40%)		$503,270	1.10	%(e)(f)	1.10	%(e)(f)	0.15%		208%
—	$14.33	10.27%		$1,294,029	1.10	%(e)(f)	1.10	%(e)(f)	(0.17%)		300%
—	$13.41	27.71%		$329,551	1.25	%(e)	1.10	%(e)	(0.04%)		442%
—	$10.62	6.20	%(c)	$4,443	3.29	%(d)(e)	1.11	%(d)(e)	0.41	%(d)	171	%(c)

Transparent Value Trust | Prospectus | January 28, 2016

Financial Highlights

For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value – beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Small-Cap Fund
Class A
9/30/2015(g)	$9.25	0.00	(b)(f)	(0.26)	(0.26)	—	—	—
9/30/2014(g)	$10.00	(0.02	)(b)	(0.73)	(0.75)	—	—	—
Class C
9/30/2015(g)	$9.23	(0.06	)(b)	(0.25)	(0.31)	—	—	—
9/30/2014(g)	$10.00	(0.07	)(b)	(0.70)	(0.77)	—	—	—
Class F-1
9/30/2015(g)	$9.25	0.02	(b)	(0.26)	(0.24)	—	—	—
9/30/2014(g)	$10.00	(0.01	)(b)	(0.74)	(0.75)	—	—	—
Class I
9/30/2015(g)	$9.27	0.04	(b)	(0.26)	(0.22)	(0.01)	—	(0.01)
9/30/2014(g)	$10.00	0.01	(b)	(0.74)	(0.73)	—	—	—

(a)	Total return does not reflect the effect of sales charges on Class A and Class C Shares.
(b)	Per share numbers have been calculated using the average share method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amounts include the effect of the interest expense associated with the Funds’ Line of Credit.
(f)	Less than $0.01.
(g)	Period from April 1, 2014 (inception date) through September 30, 2014.

Redemption fees added to paid In capital	Net Asset Value – end of period	Total return(a)		Net assets, end of period (000)	Ratio of expenses before waivers/ reimbursements to average net assets		Ratio of expenses after waivers/ reimbursements to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

—	$8.99	(2.81%)		$202	9.34	%(e)	1.70	%(e)	0.04%		200%
—	$9.25	(7.50	%)(c)	$123	9.85	%(d)(e)	1.70	%(d)(e)	(0.19	%)(d)	87	%(c)

—	$8.92	(3.36%)		$211	10.03	%(e)	2.30	%(e)	(0.60%)		200%
—	$9.23	(7.70	%)(c)	$227	10.50	%(d)(e)	2.30	%(d)(e)	(0.71	%)(d)	87	%(c)

—	$9.01	(2.59%)		$14	9.28	%(e)	1.55	%(e)	0.20%		200%
—	$9.25	(7.50	%)(c)	$9	9.75	%(d)(e)	1.55	%(d)(e)	(0.14	%)(d)	87	%(c)

—	$9.04	(2.42%)		$1,821	9.03	%(e)	1.30	%(e)	0.40%		200%
—	$9.27	(7.30	%)(c)	$1,911	9.50	%(d)(e)	1.30	%(d)(e)	0.12	%(d)	87	%(c)

Transparent Value Trust | Prospectus | January 28, 2016

Index Provider Information

NEITHER S&P DOW JONES INDICES LLC, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES LLC, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P DOW JONES INDICES LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY LICENSED TRADEMARKS, S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES LLC, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or its third party licensors. Neither S&P Dow Jones Indices LLC nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indexes to track general market performance. S&P Dow Jones Indices LLC’s and its third party licensor’s only relationship to Transparent Value, LLC and the Funds with respect to the S&P Indexes is the licensing of S&P Indexes which are determined, composed and calculated by S&P Dow Jones Indices LLC or its third party licensors without regard to Transparent Value, LLC or the Funds. S&P Dow Jones Indices LLC and its third party licensors have no obligation to take the needs of Transparent Value, LLC or the owners of the Funds into consideration in determining, composing or calculating the S&P Indexes. Neither S&P Dow Jones Indices LLC nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the shares of the Funds are to be converted into cash. S&P Dow Jones Indices LLC has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Transparent Value Trust

Investment Adviser

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Legal Counsel

Dechert LLP

1900 K St. NW

Washington, DC 20006

How To Obtain More Information About The Funds

More information about the Funds is available, without charge, upon request, through the following:

Statement of Additional Information (“SAI”): The SAI, dated January 28, 2016, includes detailed information about the Funds and Transparent Value Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports, list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends that significantly impacted Fund performance of the previous fiscal year. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Reports, or More Information:

By Telephone: 1-888-727-6885

By Mail: P.O. Box 46103, Denver, CO 80201

By Internet: www.transparentvalue.com
From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Transparent Value Trust’s 1940 Act registration number is 811-22309.

© 2016 Transparent Value, LLC. All rights reserved. No part of this document may be circulated, quoted or reproduced for distribution without prior written approval from Transparent Value, LLC. Transparent Value®, RBP®, Required Business Performance® and the Transparent Value logo are registered trademarks of Transparent Value, LLC, or one of its subsidiaries. “See the market clearly” is a trademark of Transparent Value, LLC, and its affiliates. Other featured words or symbols used to identify the source of goods and services may be the trademarks of their respective owners.

Transparent Value, LLC (“Transparent Value”) is a subsidiary of Guggenheim Partners, LLC.

An investment in the Transparent Value Funds involves risks, including loss of principal.

Transparent Value Funds are distributed by ALPS Distributors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

TRANSPARENT VALUE LARGE-CAP AGGRESSIVE FUND
CLASS A SHARES TVAAX	CLASS F-1 SHARES TVFAX
CLASS C SHARES TVCAX	CLASS I SHARES TVIAX
TRANSPARENT VALUE LARGE-CAP CORE FUND
CLASS A SHARES TVBAX	CLASS F-1 SHARES TVFBX
CLASS C SHARES TVBCX	CLASS I SHARES TVBIX
TRANSPARENT VALUE LARGE-CAP DEFENSIVE FUND
CLASS A SHARES TVDAX	CLASS F-1 SHARES TVFDX
CLASS C SHARES TVDCX	CLASS I SHARES TVIDX
TRANSPARENT VALUE DIVIDEND FUND
CLASS A SHARES TVEAX	CLASS F-1 SHARES TVEFX
CLASS C SHARES TVECX	CLASS I SHARES TVEIX
TRANSPARENT VALUE LARGE-CAP GROWTH FUND
CLASS A SHARES TVGAX	CLASS F-1 SHARES TVGFX
CLASS C SHARES TVGCX	CLASS I SHARES TVGIX
TRANSPARENT VALUE LARGE-CAP MARKET FUND
CLASS A SHARES TVMAX	CLASS F-1 SHARES TVFMX
CLASS C SHARES TVMCX	CLASS I SHARES TVIMX
TRANSPARENT VALUE LARGE-CAP VALUE FUND
CLASS A SHARES TVVAX	CLASS F-1 SHARES TVVFX
CLASS C SHARES TVVCX	CLASS I SHARES TVVIX
TRANSPARENT VALUE DIRECTIONAL ALLOCATION FUND
CLASS A SHARES TVRAX	CLASS F-1 SHARES TVFRX
CLASS C SHARES TVRCX	CLASS I SHARES TVRIX
TRANSPARENT VALUE SMALL-CAP FUND
CLASS A SHARES TVSAX	CLASS F-1 SHARES TVSFX
CLASS C SHARES TVSCX	CLASS I SHARES TVSIX
TRANSPARENT VALUE SMID-CAP DIRECTIONAL ALLOCATION FUND
CLASS A SHARES TVKAX	CLASS F-1 SHARES TVKFX
CLASS C SHARES TVKCX	CLASS I SHARES TVKIX

each, a series of TRANSPARENT VALUE TRUST

January 28, 2016

Investment Adviser:

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Transparent Value Trust (the “Trust”) and the Transparent Value Large-Cap Aggressive Fund, the Transparent Value Large-Cap Core Fund, the Transparent Value Large-Cap Defensive Fund, the Transparent Value Dividend Fund, the Transparent Value Large-Cap Growth Fund, the Transparent Value Large-Cap Market Fund, the Transparent Value Large-Cap Value Fund, the Transparent Value Directional Allocation Fund, the Transparent Value Small-Cap Fund, and the Transparent Value SMID-Cap Directional Allocation

Fund (collectively, the “Funds”). This SAI is incorporated by reference and should be read in conjunction with the Funds’ prospectus dated January 28, 2016 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Funds’ Prospectus or Annual or Semi-Annual Report (when available) free of charge by writing to the Trust at P.O. Box 46103, Denver, CO 80201 or calling the Funds at 1-888-727-6885. The financial statements of the Funds for the fiscal year ended September 30, 2015, appearing in the annual reports to shareholders have been audited by KPMG LLP (“KPMG”), the Funds’ former independent registered public accounting firm. Such financial statements and KPMG’s report thereon are incorporated herein by reference to the Funds’ annual reports as filed with the SEC on December 4, 2015 (Accession No. 0001193125-15-395062).

About This Statement of Additional Information

This statement of additional information has been arranged into different sections so that you can easily review important information about the Transparent Value Large-Cap Aggressive Fund (the “TV LgCap Aggressive Fund” or the “Fund”), the Transparent Value Large-Cap Core Fund (the “TV LgCap Core Fund” or the “Fund”), the Transparent Value Large-Cap Defensive Fund (the “TV LgCap Defensive Fund” or the “Fund”), the Transparent Value Dividend Fund (the “TV Dividend Fund” or the “Fund”), the Transparent Value Large-Cap Growth Fund (the “TV LgCap Growth Fund” or the “Fund”), the Transparent Value Large-Cap Market Fund (the “TV LgCap Market Fund” or the “Fund”), the Transparent Value Large-Cap Value Fund (the “TV LgCap Value Fund” or the “Fund”), the Transparent Value Directional Allocation Fund (the “TV Allocation Fund” or the “Fund”), the Transparent Value Small-Cap Fund (the “TV Small-Cap Fund” or the “Fund”) and the Transparent Value SMID-Cap Directional Allocation Fund (the “TV SMID-Cap Fund” or the “Fund”) (collectively, the “Funds”). Investors should consider the investment objectives, risks, charges and expenses of the Transparent Value Funds carefully before investing.

APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

THE TRUST

General.  Each Fund is a separate series of the Trust, a Delaware statutory trust organized on June 8, 2009. The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund.” The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”) and different classes of shares of each series. Each Fund offers Class A Shares, Class C Shares, Class F-1 Shares and Class I Shares. Each share of each Fund represents an equal proportionate interest in that Fund. See “Description of Shares.” Each of the TV LgCap Aggressive Fund, TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund, the TV LgCap Value Fund, and the TV Allocation Fund was initially classified as a “non-diversified” investment company for purposes of the 1940 Act, However, because of each of these Fund’s investment process, each such Fund has historically operated as a “diversified” investment company for purposes of the 1940Act and, therefore, may not operate as a non-diversified investment company without first obtaining shareholder approval.

All consideration received by the Trust for shares of any Fund and all assets of each fund belong solely to that Fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust’s other expenses, including audit and legal expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific fund of the Trust are allocated across all funds of the Trust on the basis of relative net assets.

Description of Multiple Classes of Shares.  The Trust is authorized to offer shares of the Funds in some or all of the following classes: Class A Shares, Class C Shares, Class F-1 Shares and Class I Shares. The Trust is also authorized to offer shares of its variable series, offered in a separate prospectus and statement of additional information, in some or all of the following classes: Class I, Class II, and Class III Shares. The different classes provide for variations in distribution and shareholder servicing expenses. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing and distribution expenses, see “The Distributor.” The Trust reserves the right to create and issue additional classes of shares.

Voting Rights.  Each shareholder of record is entitled to one vote for each share held on the record date of the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees of the Trust (the “Board”).

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

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DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with a Fund’s investment objective or is not permitted by the Fund’s stated investment policies.

Each Fund’s principal investment strategies and the risks associated with the same are described in such Fund’s “Principal Investment Strategies” and “Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

COMMON STOCK

The Funds will purchase equity securities, including common stocks. Common stocks represent ownership interests in a company. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase common stock traded in the United States on registered exchanges or the over-the-counter market.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Within the parameters of its specific investment policies, each Fund may invest in exchange-traded REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and

2

increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds and short-term exchange traded funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund, subject to certain exceptions. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies, including money market funds, advised by Guggenheim Partners Investment Management, LLC (the “Adviser”), or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

3

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012.

The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013. Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of

4

such obligations that are transferable through the federal book entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities - that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

BORROWING

While the Funds do not anticipate doing so, the Funds may borrow money, as permitted under the 1940 Act, for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share (“NAV”) of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Each Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient

5

or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed (not including temporary borrowings not in excess of 5% of the Fund’s total assets). If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

The Funds have established lines of credit with certain banks from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit; which would increase the cost of borrowing over the stated interest rate.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the custodian until repurchased. No more than an aggregate of 15% of each Fund’s net assets will be held in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

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REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Funds may invest in reverse repurchase agreements, the Funds do not expect to engage in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets, including the proceeds received by the Fund in connection with the transaction.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser (See “Appendix A – Description of Ratings” for a description of commercial paper ratings); (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Rating Organizations (NRSROs), or, if unrated, deemed to be of equal quality by the Adviser; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current basis (cash on delivery now) or a forward-settled basis (cash on delivery at a future date). Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. Such investments are intended to improve liquidity, reduce transaction costs and help a Fund stay fully invested, and are not intended to be used for hedging or speculative investment proposes. A Fund will segregate or earmark on the books of the Fund cash and/or appropriate liquid assets if required to do so by U.S. Securities and Exchange Commission (the “SEC”) or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such cases, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components.

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As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Consistent with the CFTC’s new regulations, the Adviser has claimed an exclusion from the definition of the term CPO under the CEA, pursuant to CFTC Rule 4.5, with respect to the Funds and, therefore, the Adviser is not subject to registration or regulation as a CPO under the CEA. As a result, the Adviser will operate the Funds within certain guidelines and restrictions with respect to their use of futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has also claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA with respect to the Funds. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with each Fund’s policies. Each Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales.  The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, a Fund may: (a) segregate or earmark on the books of the Fund cash or liquid securities at such a level that the amount segregated or earmarked plus the amount deposited with the broker as collateral (not including short sale proceeds held at the broker) will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position by holding the security.

Swap Agreements.  Each Fund may enter into swap agreements, including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to

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make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

SECURITIES LENDING

The Trust, on behalf of the Fund, has entered into a Securities Lending Authorization Agreement (the “Lending Agreement”) with The Bank of New York Mellon (the “Bank”). Pursuant to the Lending Agreement, the Fund may lend securities representing up to 33-1/3% of the value of its total assets (including the loan collateral) to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government or its agencies or instrumentalities equal to at least 102% (for U.S. securities) or 105% (for foreign securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by the Bank and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund so that the collateral is maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. In addition, any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Loans are subject to termination at any time by the lending Fund or the borrower. Also, voting rights on the loaned securities may pass to the borrower. However, the Fund has the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the Fund, it is expected that the Fund will do so only where the items being voted upon are, in the judgment of the Adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.

Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Under the Lending Agreement, the Bank will generally bear the risk that a borrower may default on its obligation to return loaned securities.

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A Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund or of an unregistered money market fund. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the principal risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance,

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during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

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Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

CYBER SECURITY AND OPERATIONAL RISK

With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, a Fund and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

A Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a

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timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds that cannot be changed without the vote of the holders of a majority of a Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of issuers in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, shares of investment companies, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund and the TV LgCap Value Fund may:

1.	Purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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Non-Fundamental Policies

In addition to each Fund’s investment objective, the following limitations are non-fundamental and may be changed by the Trust’s Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1.	Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

2.	Each Fund, except the TV Dividend Fund, the TV Allocation Fund, the TV Small-Cap Fund and the TV SMID-Cap Fund, may not change its investment strategy to invest at least 80% of its net assets in securities of large-cap companies that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

3.	The TV Dividend Fund may not change its investment strategy to invest at least 80% of its net assets in dividend paying securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

4.	The TV Allocation Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

5.	The TV Small-Cap Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

6.	The TV SMID-Cap Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

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Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets).

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds’ current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% (including any loan collateral) of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities (subject to the 33 1/3%.limit on its total assets (including any loan collateral) discussed above.) With respect to securities lending, if the market value of the loaned securities increases, the borrower of the securities must furnish additional collateral to the lending Fund so that the collateral is maintained in an amount equal to at least 100% of the current market value of the loaned securities.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER

General.  The Adviser, Guggenheim Partners Investment Management, LLC, a Delaware corporation, serves as the investment adviser (the “Adviser”) to the Funds. The Adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401. The Adviser, which was formed in 2001, is a diversified financial services firm with a sophisticated array of wealth and investment management services. The Adviser is an indirect subsidiary of Guggenheim Partners,

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LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of September 30, 2015, the Adviser had approximately $151.8 billion in assets under management.

Effective July 31, 2015, following an internal reorganization, Transparent Value Advisors, LLC, the Funds’ former investment sub-adviser, became an indirect wholly-owned subsidiary of Guggenheim Capital, LLC. Following the Merger, the Adviser assumed all services previously provided to the Funds by the sub-adviser, effective November 9, 2015.

Advisory Agreement with the Trust.  The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for each Fund, and manages the investment portfolios and business affairs of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties under this Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable by the Trust without penalty at any time by not less than ten (10) days’ written notice to the Adviser stating that the termination of the Advisory Agreement has been approved either (i) by the Trustees of the Trust or, (ii) with respect to any Fund, by a majority of the outstanding shares of the Fund. In addition, the Adviser may at any time terminate the Advisory Agreement on not more than sixty (60) days’ or less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser.  For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.15% of the average daily net assets of the TV Small-Cap Fund and the TV SMID-Cap Fund and 0.95% of the average daily net assets of each other Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“excluded expenses”)) from exceeding 1.70%, 2.30%, 1.55% and 1.30% of the average daily net assets of the Class A, Class C, Class F-1 and Class I Shares, respectively, of the TV Small-Cap Fund and the TV SMID-Cap Fund until January 31, 2017 and 1.50%, 2.10%, 1.35% and 1.10% of the average daily net assets of the Class A Shares, Class C Shares, Class F-1 Shares and Class I Shares, respectively, of each other Fund until January 31, 2017. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. No reimbursement shall be paid to the Adviser with respect to any Fund until reported to the Board. This agreement may be

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terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon no more than sixty (60) days’ nor less than thirty (30) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

The following table describes the advisory fees paid by each Fund to the Adviser and the fee(s) reimbursed by the Adviser for the last three fiscal years ended September 30.

	Gross Advisory Fees Paid by Fund	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fee Paid
Fiscal Year Ended September 30, 2015
TV LgCap Aggressive Fund	$229,449	($157,110)	-	$72,339
TV LgCap Core Fund	$136,386	($136,386)	($39,715)	-
TV LgCap Defensive Fund	$566,462	($142,288)	-	$424,174
TV Dividend Fund	$374,060	($167,218)	-	$206,842
TV LgCap Growth Fund	$63,146	($63,146)	($108,701)	-
TV LgCap Market Fund	$700,851	($156,976)	-	$543,875
TV LgCap Value Fund	$43,917	($43,917)	($131,096)	-
TV Directional Allocation Fund	$17,195,168	-	-	$17,195,168
TV Small-Cap Fund	$28,430	($28,430)	($162,485)	-
Fiscal Year Ended September 30, 2014
TV LgCap Aggressive Fund	$562,448	($120,060)	-	$442,388
TV LgCap Core Fund	$166,357	($152,702)	-	$13,655
TV LgCap Defensive Fund	$706,033	($125,000)	-	$581,033
TV Dividend Fund	$415,452	($147,775)	-	$267,677
TV LgCap Growth Fund	$79,405	($79,405)	($68,662)
TV LgCap Market Fund	$1,149,005	($124,826)	-	$1,024,179
TV LgCap Value Fund	$49,133	($49,133)	($102,423)	-
TV Directional Allocation Fund	$17,403,481	-	-	$17,403,481
TV Small-Cap Fund(1)	$12,458	($12,458)	($76,317)	-

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	Gross Advisory Fees Paid by Fund	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fee Paid
Fiscal Year Ended September 30, 2013
TV LgCap Aggressive Fund	$516,056	($197,520)	-	$318,536
TV LgCap Core Fund	$162,557	($162,557)	($22,928)	-
TV LgCap Defensive Fund	$631,879	($217,721)	-	$414,158
TV Dividend Fund	$298,521	($194,147)	-	$104,374
TV LgCap Growth Fund	$52,815	($52,815)	($112,409)	-
TV LgCap Market Fund	$1,079,631	($283,691)	-	$795,940
TV LgCap Value Fund	$38,137	($38,137)	($126,482)	-
TV Allocation Fund	$2,828,217	($398,886)	-	$2,429,331
(1)	The advisory fees paid by the TV Small-Cap Fund to the Adviser and the fee(s) reimbursed by the Adviser are for the period from the Fund’s inception on April 1, 2014 through September 30, 2014.

THE PORTFOLIO MANAGERS

Scott Hammond is primarily responsible for the day-to-day management of the Funds. Gennadiy Khayutin is responsible for the development of portfolio strategy of the Funds. This section includes information about Mr. Hammond and Mr. Khayutin, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates Mr. Hammond for his management of the Funds. His compensation consists of a fixed annual salary (a “base salary”) and an annual discretionary bonus. The base salary is determined based on (i) a review of compensation payable for a similar position across the investment management industry and (ii) an evaluation of the Mr. Hammond’s overall performance (e.g., Mr. Hammond’s contribution to the Adviser’s overall investment process, his or her ability to work effectively with colleagues throughout the greater Guggenheim Partners organization, etc.), and (iii) his contributions to the Adviser’s asset growth and business relationships. The discretionary bonus is determined in accordance with (a) Mr. Hammond’s contributions to the firm, (b) the investment performance of the Funds under his management relative to the performance of the indexes upon which they are based during the prior one-year period or the appropriate portion thereof with respect to funds that commenced investment operations during such period, and (c) the financial performance of the Adviser.

The Adviser compensates Mr. Khayutin for the development of portfolio strategies. His compensation consists of a fixed annual salary (a “base salary”) and an annual discretionary bonus. The base salary is determined based on (i) a review of compensation payable for a similar position across the investment management industry and (ii) an evaluation of his overall performance (e.g., his contribution to the

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Adviser’s overall investment process, etc.), and (iii) his contributions to the Adviser’s asset growth and business relationships. The discretionary bonus is based on a percentage of the Adviser’s profits, as determined by the board of the Adviser.

Fund Shares Owned by Portfolio Managers. Each Fund is required to disclose the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). The following table sets forth information regarding the ownership of the Funds as of September 30, 2015.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
Scott Hammond	TV LgCap Aggressive Fund	A
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Gennadiy Khayutin	TV LgCap Aggressive Fund	A
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	C
	TV Small-Cap Fund	A

* Key to Dollar Ranges

A None

B $1 - $10,000

C $10,001 - $50,000

D $50,001 - $100,000

E $100,001 - $500,000

F $500,001 - $1,000,000

G Over $1,000,000

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Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts as of September 30, 2015, as listed below. None of the accounts below are subject to a performance based advisory fee.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Hammond	25	$3,351,839,260	2	$39,610,593	7	$449,637,450
Gennadiy Khayutin	10	$1,353,748,701	-	-	3	$91,316,789

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers.

General Investment Limitations and Conflicts of Interest. The Funds are subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue their investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base. Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which a Fund may directly or indirectly invest or may cause the Funds to be subject to regulatory limits. As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit Guggenheim Investments and its affiliates.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Funds.

Other Activities of Guggenheim Investments. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. In addition, a Fund may be limited in its ability to invest in, or hold securities of, any companies that are controlled by the Adviser or its affiliates or other accounts managed by the Adviser or its affiliates, or companies in which the Adviser or its affiliates has interests or with whom the Adviser or its affiliates does business.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple Funds and other accounts may devote unequal time and attention to the management of those Funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of

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those Funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single Fund. The effects of this potential conflict may be more pronounced where Funds and other accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for a Fund. In addition, the Adviser may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all Funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such Funds or other accounts.

The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Adviser compensates portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Adviser’s staff incentives may include: a competitive base salary, bonus determined by individual and

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firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Adviser’s deferred compensation programs include equity that vests over a period of years. All employees of the Adviser are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

THE ADMINISTRATOR AND TRANSFER AGENT

General. ALPS Fund Services, Inc. serves as the Trust’s administrator (the “Administrator”) and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. In addition, ALPS Fund Services, Inc. serves as the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”) under a transfer agency and service agreement with the Trust.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration, bookkeeping and pricing services agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative, bookkeeping and pricing services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

The greater of the following annual minimum fee or basis point fee schedule:

Services	Fees
With Chief Compliance Officer Services	$755,000

or

Annual Net Assets	Basis Points
Between $0 - $1 billion	5.0
$1 billion - $3 billion	4.0
Above $3 billion	3.0

For the fiscal year ended September 30, 2013, the Administrator received fees from the Trust for its services under the Administration Agreement to the Funds totaling $647,009. For the fiscal year ended September 30, 2014, the Administrator received fees from the Trust for its services under the Administration Agreement to the Funds (except for the TV SMID-Cap Fund) totaling $996,796. For the fiscal year ended September 30, 2015, the Administrator received fees from the Trust for its services under the Administration Agreement to the Funds (except for the TV SMID-Cap Fund) totaling $955,106.

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THE DISTRIBUTOR

General. The Trust and ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.

After the initial two-year term, the continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Distribution Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Distribution Plan.  The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of a Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Class A Shares and Class F-1 Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares, and that Class C Shares of each Fund pay the Distributor an annual fee up to a maximum of 1.00% of the daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies, including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and

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intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

•	Description of Distribution Services. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

For the fiscal year ended September 30, 2015, the following amounts were paid under the Plan:

Fund	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or other Finance Charges
TV LgCap Aggressive Fund	$23,928	$6,336	-	$14,359	-	-
TV LgCap Core Fund	-	$3,687	-	$15,402	-	-
TV LgCap Defensive Fund	$26,441	$32,146	-	$126,225	-	-
TV Dividend Fund	-	$35,854	-	$94,153	-	-
TV LgCap Growth Fund	-	$1,858	-	$9,787	-	-
TV LgCap Market Fund	$24,631	$47,442	-	$147,053	-	-
TV LgCap Value Fund	-	$2,915	-	$6,168	-	-
TV Allocation Fund	-	$2,226,173	-	$3,877,669	-	-
TV Small-Cap Fund	-	$2,439	-	$615	-	-

Dealer Concessions.  Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Prospectus. For the Class A Shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer

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concession is the same for all dealers. The following table lists sales charges, breakpoint discounts and dealer concession that apply to the purchase of Class A Shares.

Purchase Amount	Sales Charge (as a % of offering price)(1)	Expected Dealer Concession (as a % of offering price)

Less than $25,000	5.75%	5.00%

$25,000 but less than $50,000	5.00%	4.25%

$50,000 but less than $100,000	4.50%	3.75%

$100,000 but less than $250,000	3.50%	2.75%

$250,000 but less than $500,000	2.50%	2.00%

$500,000 but less than $750,000	2.00%	1.75%

$750,000 but less than $1,000,000	1.50%	1.25%

$1,000,000 or greater	None	None(2)

(1)	The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
(2)	The Distributor at its own discretion will pay a commission to dealers on purchases of $1,000,000 or more as follows: 0.0% to 1.00% on sales up to $5,000,000; 0.0% to 0.50% on sales of $5,000,000 to $10,000,000, and 0.0% to 0.10% on any amount of $10,000,000 or more.

If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.25% deferred sales charge if you redeem your shares within 18 months of purchase.

For the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund, the TV LgCap Value Fund, TV Allocation Fund and TV Small-Cap Fund, for the fiscal year ended September 30, 2015, the Distributor received underwriter’s commissions, in gross, of $133,778. For the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund, the TV LgCap Value Fund, and TV Allocation Fund, for the fiscal year ended September 30, 2014, the Distributor received underwriter’s commissions, in gross, of $760,304.00. For the TV Small-Cap Fund, for the period January 29, 2014 through September 30, 2014, the Distributor received underwriter’s commissions, in gross, of $656.00. For the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund, the

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TV LgCap Value Fund, and TV Allocation Fund for the fiscal year ended September 30, 2013, the Distributor received underwriter’s commissions, in gross, of $376,025.26.

Shareholder Servicing Plan.  The Funds have adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s Class A Shares will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services as discussed below.

•	Description of Shareholder Services. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

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Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE CUSTODIAN

The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Earnst & Young LLP (“E&Y”), 8484 Westpark Drive, McLean, Virginia 22102, serves as the independent registered public accounting firm for the Funds. E&Y will audit and report on the Funds’ annual financial statements and will perform other professional accounting, auditing and tax advisory services when engaged to do so by the Funds.

LEGAL COUNSEL

Dechert, LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for overseeing the Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. At a meeting held on September 9, 2015, the then-members of the Board (the “Former Trustees”) approved the nominations (the “Nominations”) of nine new Trustees (the “New Trustees” or “Trustees”) to the Board in order to restructure the governance of the Funds by consolidating the Board with the board of trustees (the “Guggenheim Board”) that currently oversees a separate fund complex consisting of thirteen other registered investment companies sponsored by the Adviser and its affiliates (the “Guggenheim Funds”). Fund shareholders approved the Nominations at a special meeting of shareholders held on October 30, 2015. On November 9, 2015, the New Trustees were seated on the Board and the four Former Trustees, Robert Casale, Dennis Cullen, John Masterson and Farhan Sharaff, resigned.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships for the last five years of each of the persons currently serving as a Trustee of the Trust. Independent Trustees are those Trustees who are not “interested persons” of the Trust as such term is defined in the 1940 Act. Unless otherwise noted, the business address of each

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Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Interested Trustee
Donald C. Cacciapaglia (1951)[4]	President Chief Executive Officer and Trustee	Since 2015	President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman of Guggenheim Investments (2012-present). Formerly, Chairman and Chief Executive Officer of Channel Capital Group, Inc. (2002-2010).	233	Current: Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Fund and Rydex Variable Trust (2012-present); Guggenheim Partners Japan, Ltd. (2014-present), Delaware Life (2013-present), Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present); Director, Clear Spring Life Insurance Company (2015- present).
Independent Trustees
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Founder and Managing Partner of Roman Friedrich & Company (1998-present). Formerly, Senior Managing Director of MLV & Co, LLC (2010-2011).	98	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012)
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2015	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	98	Current: Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Ronald A. Nyberg (1953)	Trustee	Since 2015	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	104	Current: Edward-Elmhurst Healthcare System (2012-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	101	Former: Bennett Group of Funds (2011-2013)
Randall C. Barnes (1951)	Trustee	Since 2015	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	102	Current: Trustee, Purpose Investment Funds (2014-present).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Maynard F. Oliverius (1943)	Trustee	Since 2015	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	98	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2015	Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present)	98	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2015	President, Washburn University (1999-present).	98	Current: Westar Energy, Inc. (2004-present) and CoreFirst Bank & Trust (2000-present).
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2.	The “Fund Complex” consists of U.S. registered investment companies advised or serviced by Guggenheim Investments or its affiliates. The Fund Complex is composed of 14 closed-end funds, 160 open-end funds and 64 exchange-traded funds (together, the “Guggenheim Funds”).
3.	Each of the Trustees also serves on the boards of trustees of thirteen other registered investment companies sponsored by the Adviser and its affiliates which include: Claymore Exchange Traded Fund Trust, Claymore Exchange Traded Fund Trust 2, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Enhanced Equity Strategy Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund.
4.	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Adviser and/or its affiliates.

Board Leadership.

The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service

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providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Adviser, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Funds directly and through the committee structure it has established. Prior to November 2015, the Former Trustees established the Audit Committee (the “Former Audit Committee”) and the Nominating Committee. Subsequently to being seated, the New Trustees dissolved the Audit Committee and the Nominating Committee and established a new Audit Committee. The Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks each Fund faces.

The Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and personnel of the Adviser and has approved Fair Valuation procedures applicable to valuing the Funds’ securities, which the Board and the Audit Committee periodically review. The Board also requires each Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their

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effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Adviser. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Board Committees

Former Audit Committee.  The Former Audit Committee was composed of each of the Former Trustees that were non-interested persons of the Trust. The Former Audit Committee operated under a written charter approved by the Board. The principal responsibilities of the Audit Committee were substantially similar to that of the current Audit Committee. The Former Audit Committee met five times during the fiscal year ended September 30, 2015.

Nominating Committee.  The Nominating Committee was composed of each of the Former Trustees that were non-interested persons of the Trust. The Nominating Committee operated under a written charter approved by the Board. The principal responsibility of the Nominating Committee was to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee met twice during the fiscal year ended September 30, 2015.

Audit Committee.  Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trust’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trust’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trust’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust’s Audit Committee held no meetings during the fiscal year ended September 30, 2015.

Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. The Trust’s Contracts Review Committee held no meeting during the fiscal year ended September 30, 2015.

Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust’s Executive Committee held no meetings during the fiscal year ended September 30, 2015.

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Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust’s Nominating and Governance Committee held no meetings during the fiscal year ended September 30, 2015.

Information About Trustees’ Experience, Qualifications, Attributes and Skills to Serve on the Board.

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Barnes should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2004, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his experience in and knowledge of financial, accounting, regulatory and investment matters.

The Board has concluded that Mr. Cacciapaglia should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2012, his over 25 years of experience in the financial industry, and his experience in and knowledge of financial, regulatory, distribution and investment matters.

The Board has concluded that Mr. Chubb should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 1994, his experience in the commercial brokerage and commercial real estate market, his prior experience as a director of Fidelity State Bank and Trust Company (Topeka, KS), and his experience in and knowledge of financial, regulatory and investment matters.

The Board has concluded that Dr. Farley should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2005, his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and his experience in and knowledge of accounting, financial, regulatory and investment matters.

The Board has concluded that Mr. Friedrich should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, his prior experience as a senior executive of various financial securities firms, and his experience in and knowledge of financial, investment and regulatory matters.

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The Board has concluded that Mr. Karn should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2004, his service on other public and private company boards, his experience as an accountant and consultant, his prior experience as Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, and his experience in and knowledge of accounting, financial, investment and regulatory matters.

The Board has concluded that Mr. Nyberg should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, his prior employment experience as Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, and his experience in and knowledge of financial, regulatory and governance matters.

The Board has concluded that Mr. Oliverius should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 1998, his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, and his experience in and knowledge of financial and regulatory matters.

The Board has concluded that Mr. Toupin, Jr. should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, and his experience in and knowledge of financial, regulatory and investment matters.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Fund Shares Owned by Board Members.  The Trust is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

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The following table sets forth information regarding the ownership of each Fund by each of the Trustees, and information regarding the aggregate ownership by each Trustee, as of December 31, 2015.

Name	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
Interested Trustee
Donald C. Cacciapaglia	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Independent Trustees
Roman Friedrich III	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Robert B. Karn III	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A

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Name	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
Ronald A. Nyberg	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Ronald E. Toupin, Jr.	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Randall C. Barnes	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Maynard F. Oliverius	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A

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Name	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Donald A. Chubb, Jr.	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A
Jerry B. Farley	TV LgCap Aggressive Fund	A	E
	TV LgCap Core Fund	A
	TV LgCap Defensive Fund	A
	TV Dividend Fund	A
	TV LgCap Growth Fund	A
	TV LgCap Market Fund	A
	TV LgCap Value Fund	A
	TV Allocation Fund	A
	TV Small-Cap Fund	A

*	Key to Dollar Ranges

A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000

As of December 31, 2015, no Trustee who is not an interested person of the Trust owned any securities of the Adviser, Distributor or their affiliates.

Board Compensation.

Effective January 1, 2016, each Trustee who is not an “interested person” of the Trust may receive compensation for his services to the Trust. The Independent Trustees of the Trust receive from the Fund Complex a general retainer of $260,000 for service on covered boards. Additional annual retainer fees are paid as follows: $60,000 to the Independent Chairperson of the Board; $25,000 to the Audit

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Committee Chairperson; $10,000 to the Contracts Review Committee Chairperson; and $10,000 to the Nominating Committee Chairperson. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

Compensation Received From the Funds (as of September 30, 2015)

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested Trustees
Donald C. Cacciapaglia	$0	$0	$0	$0
Farhan Sharaff (former Interested Trustee)	$0	$0	$0	$0
Independent Trustees
Roman Friedrich III	$0	$0	$0	$238,000
Robert B. Karn III	$0	$0	$0	$238,000
Ronald A. Nyberg	$0	$0	$0	$396,000
Ronald E. Toupin, Jr.	$0	$0	$0	$354,000
Randall C. Barnes	$0	$0	$0	$321,000
Maynard F. Oliverius	$0	$0	$0	$235,000
Donald A. Chubb, Jr.	$0	$0	$0	$235,000
Jerry B. Farley	$0	$0	$0	$235,000
John Masterson (former Independent Trustee)	$51,000	$0	$0	$51,000
Robert J. Casale (former Independent Trustee)	$51,000	$0	$0	$51,000
Dennis A. Cullen (former Independent Trustee)	$51,000	$0	$0	$51,000

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Trust Officers. Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. The business address of Messrs. Sullivan, Belden, Stone, Howley, Arruda, Nelson, Mathiasen and Megaris and Mses. Lee and Scott is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. The business address of Messrs. Uhl and Greenly is 1290 Broadway, Suite 1100, Denver, CO 80203. The business address of Messrs. Kemp and Khayutin is 330 Madison Avenue, 10th Floor, New York, NY 10017. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
John L. Sullivan (1955)	Chief Financial Officer	Since November 2015

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010 to present); Senior Managing Director, Guggenheim Investments (2010 to present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004 to 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002 to 2004); CFO and Treasurer, Van Kampen Funds (1996 to 2004).

Keith D. Kemp (1960)	Treasurer	Since February 2010	Managing Director of Transparent Value, LLC since April 2015; Managing Director of Guggenheim Partners Investment Management LLC since April 2015; Director of Transparent Value, LLC from 2010 to 2015; Director of Guggenheim Partners Investment Management LLC from 2010 to 2015; Chief Operating Officer of Macquarie Capital Investment Management from 2007 to 2009.

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
William H. Belden, III (1965)	Vice President	Since November 2015

Current: Vice President, certain other funds in the Fund Complex (2006 to present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005 to present).

Former: Vice President of Management, Northern Trust Global Investments (1999 to 2005).

Bryan Stone (1979)	Vice President	Since November 2015

Current: Vice President, certain other funds in the Fund Complex (2014 to present); Director, Guggenheim Investments (2013 to present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009 to 2013); Vice President, Morgan Stanley (2002 to 2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since November 2015

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013 to present); Senior Managing Director, Guggenheim Investments (2012 to present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004 to 2012).

Ted Uhl (1974)	Chief Compliance Officer	Since October 2010	Deputy Compliance Officer of ALPS Fund Services, Inc. (“ALPS”) since June 2010. Senior Risk Manager of ALPS from 2006 until June 2010. Prior to ALPS, Sr. Analyst with Enenbach and Associates (RIA), and Sr. Financial Analyst at Sprint.

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
James Howley (1972)	Assistant Treasurer	Since November 2015

Current: Director, Guggenheim Investments (2004 to present); Assistant Treasurer, certain other funds in the Fund Complex (2006 to present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996 to 2004).

Joseph M. Arruda (1966)	Assistant Treasurer	Since November 2015

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006 to present); Vice President, Security Investors, LLC (2010 to present); CFO and Manager, Guggenheim Specialized Products, LLC (2009 to present).

Former: Vice President, Security Global Investors, LLC (2010 to 2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Kimberly Scott (1974)	Assistant Treasurer	Since November 2015

Current: Vice President, Guggenheim Investments (2012 to present); Assistant Treasurer, certain other funds in the Fund Complex (2012 to present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010 to 2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009 to 2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005 to 2009).

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Nelson (1979)	Assistant Treasurer	Since November 2015

Current: Vice President, Guggenheim Investments (2015 to present); Assistant Treasurer, certain other funds in the Fund Complex (2015 to present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013 to 2015); Fund Administration Assistant Director, State Street (2011 to 2013); Fund Administration Manager, State Street (2009 to 2011).

Pete Greenly (1968)	Assistant Treasurer	Since September 2012	Fund Controller, ALPS Fund, Services, Inc. since June 2011; Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 to 2010.
Mark E. Mathiasen (1978)	Secretary	Since November 2015	Current: Secretary, certain other funds in the Fund Complex (2007 to present); Managing Director, Guggenheim Investments (2007 to present).
Michael P. Megaris (1984)	Assistant Secretary	Since November 2015

Current: Assistant Secretary, certain other funds in the Fund Complex (2014 to present); Senior Associate, Guggenheim Investments (2012 to present).

Former: J.D., University of Kansas School of Law (2009 to 2012).

Gennadiy Khayutin (1975)	Assistant Secretary	Since May 2014	Managing Director of Transparent Value LLC and Managing Director of Guggenheim Partners Investment Management, LLC since 2009.

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PURCHASING AND REDEEMING SHARES

You will ordinarily submit your purchase or redemption transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. Purchases and redemptions may be made on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy.  The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities.  Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not readily available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined by a valuation committee pursuant to the valuation policies approved by the Board.

Money Market Securities and other Debt Securities.  If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that

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utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued (a) at their amortized cost, which approximates market value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors, or (b) a price provided by an independent third-party pricing agent. If such prices are not readily available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined by a valuation committee pursuant to the valuation policies approved by the Board.

Use of Third-Party Independent Pricing Agents.  Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

Fair Value Procedures.  Pursuant to procedures approved by the Board, the Board has designated a valuation committee to make all necessary determinations of fair value for portfolio securities for which market quotations are not readily available. “Fair value” of a portfolio security shall typically be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. Generally, the Adviser will monitor the valuation of the portfolio securities and immediately notify the committee if it reasonably believes that the value of any security should be determined by the committee. In addition, the Administrator shall, within the scope of its pricing responsibilities, monitor the need for determining the fair value of any portfolio securities, and shall promptly notify the committee or the Adviser if it becomes aware of any circumstances that it believes may indicate the need to make such a determination. Absent extraordinary circumstances, the Adviser must provide the committee with a valuation recommendation specifying the information supporting the recommendation, which shall be reflected in the minutes of the committee meeting, and shall be available for inspection by the Trust’s independent registered public accounting firm. The committee may approve the proposed pricing methodology if the committee determines that such methodology will produce a price for the security each day that represents a “fair value” of the security on that day. The committee will also determine the frequency with which the valuation determination will be reviewed. All determinations of value made by the committee, including the factors considered and the valuation methodology employed, will be fully documented and retained as part of the Trust’s records.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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Qualification as a Regulated Investment Company.  Each Fund either has or will elect and intends to qualify to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute an amount at least equal to the sum of 90% of its net investment income (which includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Funds’ taxable year, at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Funds’ taxable year, not more than 25% of the value of each Fund’s assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period of time. If a Fund fails to qualify as a RIC, and these relief provisions are not available, the Fund will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax) without any deduction for distributions to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and possibly lower tax rates applicable to qualified dividend income distributed to individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before

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re-qualifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Deferral of Late Year Losses.  A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A ‘qualified late year loss’ generally includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence Capital Loss Carryovers. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The following table lists the Funds and amounts of short term capital losses as of September 30, 2015:

Fund	Short-Term
TV LgCap Aggressive Fund	$295,738
TV Allocation Fund	$1,152,122
TV Small Cap Fund	$29,170

The following table lists the Funds and amounts of capital loss carry forwards as of September 30, 2015:

Fund	Capital Losses
TV Dividend Fund	$695,857
TV Allocation Fund	$105,330,276
TV Small Cap Fund	$100,316

Federal Excise Tax.  If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year (taking into account certain deferrals and elections) and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, as adjusted for certain ordinary losses) for the one-year period ending October 31 of that year (and any

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retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Funds generally intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most, their net capital gains and pay tax thereon. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders.  The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income may be taxed at the lower capital gains rates available for individual shareholders.

Certain distributions from the Funds may qualify as qualified dividend income. Qualified dividend income distributed to an individual may be taxable at the lower, long-term capital gains rates. A distribution from the Funds generally qualifies as qualified dividend income to the extent it is designated as such by the Funds and was distributed from dividends received by the Funds from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations imposed on the Funds and their shareholders. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce

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each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Shareholders may wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Sales, Exchanges, or Redemptions.  Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

In general, the Funds will be required to withhold at the applicable a 28%, and remit to the U.S. Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service (“IRS”), (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

The Funds (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method (average cost). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review

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the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the income test applicable to RICs. The application of these rules could cause a Fund to be subject to U.S. federal income tax or the excise tax and, under certain circumstances, could affect a Fund’s status as a RIC. Each Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

With respect to investments in STRIPS, TRs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. Each Fund intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of such Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

Real Estate Investment Trusts.  Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings if a Fund distributes

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these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by a Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Certain Tax Exempt Investors. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), or (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs, such as the Funds. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

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FATCA. The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

State Taxes. It is expected that the Funds will not be liable for Delaware corporate income tax because they are registered as an investment company under the 1940 Act. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Retirement Accounts. The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

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Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

The following table shows the brokerage commissions paid by each Fund for the last three fiscal years.

	For Fiscal Year Ended 9/30/15	For Fiscal Year Ended 9/30/14	For Fiscal Year Ended 9/30/13
TV LgCap Aggressive Fund	$4,608	$17,081	$25,000
TV LgCap Core Fund	$4,574	$4,646	$7,816
TV LgCap Defensive Fund	$12,178	$23,620	$34,094
TV Dividend Fund	$15,674	$15,313	$14,859
TV LgCap Growth Fund	$1,443	$1,442	$1,434
TV LgCap Market Fund	$17,180	$42,045	$54,714
TV LgCap Value Fund	$1,687	$1,383	$1,853
TV Allocation Fund	$553,573	$699,117	$240,345
TV Small-Cap Fund	$1,706	$1,023(1)	-

(1)	The brokerage commissions paid by the TV Small-Cap Fund are from the date of its inception on April 1, 2014 through September 30, 2014.

The aggregate brokerage commissions for the TV Dividend Fund, TV LgCap Growth Fund and TV Allocation Fund increased between fiscal years as a result of several factors that increase Fund trading, including (1) frequent and larger volume investment inflows and outflows that require changes to portfolio holdings, and (2) a Fund’s Index being rebalanced at least quarterly or more frequently when economic conditions signal changes, or to account for corporate actions such as mergers or de-listings. The aggregate brokerage commissions for the TV LgCap Aggressive Fund, TV LgCap Core Fund, TV LgCap Defensive Fund, TV LgCap Market Fund, and TV LgCap Value Fund decreased between fiscal years as a result of lower Fund trading, due to less frequent and lower volume inflows and outflows.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more broker is believed capable of providing the best combination of price and execution, the Funds’ Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy,

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and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates.  The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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For the fiscal year ended September 30, 2015, the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Value Fund, the TV Allocation Fund and the TV Small-Cap Fund did not pay any commission to brokers who were affiliated with the Funds, the Adviser or the Distributor. As of the date of this SAI, the TV SMID-Cap Fund had not commenced operations. Accordingly, data is not provided for the TV SMID-Cap Fund. For the fiscal year ended September 30, 2014, the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Value Fund, the TV Allocation Fund and the TV Small-Cap Fund did not pay any commission to brokers who were affiliated with the Funds, the Adviser or the Distributor. For the fiscal year ended September 30, 2013, the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Value Fund, and the TV Allocation Fund did not pay any commission to brokers who were affiliated with the Funds, the Adviser or the Distributor. The TV LgCap Market Fund paid commissions in the amount of $33.83 (representing 0.06% of the Fund’s aggregate brokerage commissions and 0.15% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions) to Guggenheim Securities, an affiliate of the Funds and the Adviser.

Securities of “Regular Broker-Dealers.”  The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal period.

The following table lists the Funds’ regular brokers and dealers whose securities (or securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds’ holdings of those securities as of the most recent fiscal year ended September 30, 2015.

Fund	Regular Broker or Dealer	Value of Securities Held
TV LgCap Aggressive Fund	Goldman Sachs & Co.	$154,820
TV LgCap Market Fund	Goldman Sachs & Co.	$407,815
TV Allocation Fund	Goldman Sachs & Co.	$9,784,426

As of the date of this SAI, the TV SMID-Cap Fund had not commenced operations. Accordingly, data is not provided for the TV SMID-Cap Fund.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. The TV LgCap Aggressive Fund, TV LgCap Defensive Fund, TV LgCap Market Fund, TV LgCap Value Fund, TV Allocation Fund and TV Small-Cap Fund each experienced a significant increase in its portfolio turnover rate from the previous fiscal year in connection with (1) more frequent and larger volume investment inflows and outflows over the previous year that required changes to portfolio holdings, and (2) the quarterly rebalancing of each Fund’s Index.

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PORTFOLIO HOLDINGS

The Board has approved, and is responsible for oversight of, a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, and those of the Funds’ Adviser, principal underwriter or any affiliated person of the Funds, the Adviser or the principal underwriter.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders, which are filed with the SEC on Form N-CSR and distributed to shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund. The postings generally remain until replaced by new postings as described above. This information is publicly available to all categories of persons.

The Funds’ policies and procedures provide that an authorized person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the Internet, including disclosing portfolio holdings to third parties as frequently as daily with no lag time; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program other than to engage in bona fide hedging transactions for legitimate business purposes. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information. The Funds will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

With the exception of disclosures to certain service providers and to rating and ranking organizations as described below, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential, that the recipient has a duty not to trade on the non-public information other than to engage in bona fide hedging transactions for legitimate business purposes and the recipient will use such information solely to analyze and rank the Funds, to perform due diligence and asset allocation or for another legitimate business purpose, depending on the recipient of the information. The Adviser currently does not have any arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Funds’ top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds’ web site.

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The Funds’ Custodian and Administrator may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no pre-emptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

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The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on Form N-PX: (i) without charge, upon request, by calling 1- 888-727-6885 or by writing to the Funds at P.O. Box 46103, Denver, CO 80201 and (ii) on the SEC’s web site at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Subject to and consistent with the Funds’ Code of Ethics, access persons are permitted to engage in personal securities transactions in securities that are held by the Funds. All access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of December 31, 2015, the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of any class of a Fund, or 25% or more of the outstanding shares of any Fund, are listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Transparent Value Large-Cap Aggressive Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	21,828.627	11.36%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	18,583.090	9.67%

AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	56,619.320	29.46%

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Shareholder/Address	Number of Shares	Percent
PARKLAND SECURITIES, LLC ATTN: STEPHANIE JONES 300 PARKLAND PLZ ANN ARBOR, MI 48103	14,729.605	7.66%

SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266	49,096.333	25.54%

Transparent Value Large-Cap Aggressive Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	94,854.782	63.97%

FIRST CLEARING, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	13,573.599	9.15%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	14,708.279	9.92%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	18,522.592	12.49%

Transparent Value Large-Cap Aggressive Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	44,331.686	85.62%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	6,059.526	11.70%

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Transparent Value Large-Cap Aggressive Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	169,805.970	36.91%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	37,102.973	8.07%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	31,685.672	6.89%

JASPER PARK FUNDING LLC DTD 07/25/03 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	21,8591.549	47.52%

Transparent Value Large-Cap Core Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	10,194.653	10.80%

CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	6,814.642	7.22%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	21,403.328	22.68%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	15,617.603	16.55%

AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	22,111.367	23.43%

PARKLAND SECURITIES, LLC ATTN: STEPHANIE JONES 300 PARKLAND PLZ ANN ARBOR, MI 48103	10,103.932	10.71%

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Transparent Value Large-Cap Core Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	19,422.522	28.88%

LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	7,474.571	11.11%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	28,399.904	42.23%

Transparent Value Large-Cap Core Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	1,743.503	14.74%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	1,031.814	8.73%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	9,049.838	76.53%

Transparent Value Large-Cap Core Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	346,302.963	56.88%

JASPER PARK FUNDING LLC DTD 07/25/03 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	250,000.000	41.06%

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Transparent Value Large-Cap Defensive Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	70,274.391	11.42%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	48,291.624	7.85%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	85,206.555	13.84%

AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	39,751.586	6.46%

SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266	189,755.140	30.83%

Transparent Value Large-Cap Defensive Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	396,289.581	38.79%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	121,161.162	11.86%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	426,222.395	41.71%

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Transparent Value Large-Cap Defensive Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	6,657.327	14.64%

TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	2,916.693	6.41%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	5,687.732	12.51%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	29,740.354	65.39%

Transparent Value Large-Cap Defensive Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	672,089.052	58.83%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	106,672.900	9.34%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	142,437.921	12.47%

JASPER PARK FUNDING LLC DTD 07/25/03 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	203,487.085	17.81%

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Transparent Value Dividend Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	322,076.313	41.97%

LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	60,187.456	7.84%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	51,364.805	6.69%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	38,906.461	5.07%

AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	120,899.086	15.75%

SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266	81,815.596	10.66%

Transparent Value Dividend Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	108,315.353	15.95%

LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	50,266.132	7.40%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	338,953.784	49.90%

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Shareholder/Address	Number of Shares	Percent

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	48,901.619	7.20%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	60,043.074	8.84%

Transparent Value Dividend Fund, Class F-1 Shares

Shareholder/Address	Number of Share	Percent
LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	10,356.479	7.11%

TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	27,417.839	18.81%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	39,274.192	26.95%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	66,500.480	45.63%

Transparent Value Dividend Fund, Class I Shares

Shareholder/Address	Number of Share	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	230,200.780	25.49%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	380,082.308	42.08%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	83,089.556	9.20%

JASPER PARK FUNDING LLC DTD 07/25/03 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	200,000.000	22.14%

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Transparent Value Large-Cap Growth Fund, Class A Shares

Shareholder/Address	Number of Share	Percent
LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	3,655.112	11.91%

TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	1,598.296	5.21%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	5,287.909	17.23%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	12,704.973	41.39%

PARKLAND SECURITIES, LLC ATTN: STEPHANIE JONES 300 PARKLAND PLZ ANN ARBOR, MI 48103	5,939.139	19.35%

Transparent Value Large-Cap Growth Fund, Class C Shares

Shareholder/Address	Number of Share	Percent
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	90,476.621	90.85%

Transparent Value Large-Cap Growth Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	770.287	25.58%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	1,742.044	57.86%

GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	498.504	16.56%

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Transparent Value Large-Cap Growth Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	70,284.907	21.70%

JASPER PARK FUNDING LLC DTD 07/25/03 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	250,000.000	77.17%

Transparent Value Large-Cap Market Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	267,674.759	40.05%

LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	35,716.263	5.34%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	87,047.630	13.02%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	85,002.657	12.72%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	59,983.151	8.97%

SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266	35,766.989	5.35%

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Transparent Value Large-Cap Market Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	641,933.536	45.83%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	137,836.018	9.84%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	473,369.465	33.79%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	83,977.018	6.00%

Transparent Value Large-Cap Market Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	40,498.440	64.95%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	4,682.634	7.51%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	9,767.871	15.67%

MG TRUST COMPANY 717 17TH ST STE 1300 DENVER, CO 80202	5,376.430	8.62%

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Transparent Value Large-Cap Market Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	454,773.417	32.09%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	238,910.945	16.86%

CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	234,353.000	16.54%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	297,816.101	21.02%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	119,834.051	8.46%

Transparent Value Large-Cap Value Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	6,462.063	25.47%

FIRST CLEARING, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	1,280.017	5.04%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	1,461.230	5.76%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	1,561.296	6.15%

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Shareholder/Address	Number of Shares	Percent

AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	9,672.367	38.12%

PARKLAND SECURITIES, LLC ATTN: STEPHANIE JONES 300 PARKLAND PLZ ANN ARBOR, MI 48103	3,747.079	14.77%

Transparent Value Large-Cap Value Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	58,097.122	92.37%

Transparent Value Large-Cap Value Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	820.598	62.21%

GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	498.504	37.79%

Transparent Value Large-Cap Value Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	56,476.347	18.28%

JASPER PARK FUNDING LLC DTD 07/25/03 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	250,000.000	80.91%

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Transparent Value Directional Allocation Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	3,975,108.344	22.57%

MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	1,249,948.982	7.10%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	1,779,854.174	10.10%

AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	6,259,860.463	35.54%

Transparent Value Directional Allocation Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	10,675,192.616	38.02%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	5,488,247.044	19.55%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	4,488,772.253	15.99%

Transparent Value Directional Allocation Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	926,827.282	23.36%

CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	272,608.686	6.87%

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Shareholder/Address	Number of Shares	Percent

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	402,984.721	10.16%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	411,093.845	10.36%

RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	1,770,490.647	44.63%

Transparent Value Directional Allocation Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	13,765,778.644	41.56%

UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	9,007,409.347	27.20%

MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	6,413,884.210	19.37%

Transparent Value Small-Cap Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
LPL FINANCIAL LLC ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	2,450.611	15.76%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	4,417.239	28.41%

CETERA ADVISORS LLC ATTN COMMISSIONS DEPT 200 N SEPULVEDA BLVD EL SEGUNDO, CA 90245	5,908.793	38.00%

PARKLAND SECURITIES, LLC ATTN: STEPHANIE JONES 300 PARKLAND PLZ ANN ARBOR, MI 48103	2,471.709	15.90%

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Transparent Value Small-Cap Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	20,273.435	89.74%

PARKLAND SECURITIES, LLC ATTN: STEPHANIE JONES 300 PARKLAND PLZ ANN ARBOR, MI 48103	2,316.940	10.26%

Transparent Value Small-Cap Fund, Class F-1 Shares

Shareholder/Address	Number of Shares	Percent
CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	520.241	33.62%

NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	527.353	34.08%

GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	500.000	32.31%

Transparent Value Small-Cap Fund, Class I Shares

Shareholder/Address	Number of Shares	Percent
GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	198,500.000	98.53%

As of December 31, 2015, the trustees and officers of the Trust as a group owned less than 1% of any Fund’s shares.

FINANCIAL STATEMENTS

The financial statements of the TV LgCap Aggressive Fund, the TV LgCap Core Fund, the TV LgCap Defensive Fund, the TV Dividend Fund, the TV LgCap Growth Fund, the TV LgCap Market Fund, the TV LgCap Value Fund, the TV Allocation Fund and the TV Small-Cap Fund, appearing in the September 30, 2015 annual report to shareholders have been audited by KPMG LLP, the Funds’ previous independent registered public accounting firm. Such financial statements and KPMG’s report thereon are incorporated herein by reference to the Funds’ annual reports as filed with the SEC on December 4, 2015 (Accession No. 0001193125-15-395062).

You may obtain a prospectus, annual report or semi-annual report at no charge by contacting the Trust at P.O. Box 46103, Denver, CO 80201, or by calling 1-888-727-6885.

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APPENDIX A – DESCRIPTION OF RATINGS

RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1	This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody’s Short-Term MIG/VMIG Ratings – U.S. Tax-Exempt Municipals

There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody’s Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

Issues that are subject to a periodic reoffer and resale in the secondary market in a “dutch auction” are assigned a long-term rating based only on Moody’s assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody’s expresses no opinion as to the ability of the holder to sell the security in a secondary market “dutch auction.” Such issues are identified by the insertion of the words “dutch auction” into the name of the issue.

Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

•	Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

Moody’s makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. (“Fitch”)

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY

Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and
•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.

Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

PROCEDURES

1. Overview

Guggenheim Partners Investment Management, LLC (“GPIM”) utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A and Appendix B to these Proxy Voting Policy and Procedures, set forth the ISS guidelines that GPIM uses in voting specific proposals. Depending on the objective of Fund or client account and the portfolio team managing, GPIM will assign the proxy voting guidelines in Appendix A or B to determine how proxies will be voted. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.

However, the vote entered on a client’s behalf with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations. The manner in which specific proposals are to be voted may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines attached as Appendix A or Appendix B hereto, as such Guidelines may be revised from time to time by representatives from Investment Management and Compliance (the ad hoc “Committee”). ISS will employ these guidelines based on account set up instructions received from Operations. ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis). Such proposals will be forwarded by Operations to the investment team(s) responsible for the client account. If the investment team(s) responsible determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s).

2. Resolving Potential Conflicts of Interest

GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the Guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate investment management team(s) by Operations. Determination of whether there is a material conflict of interest between GPIM and a client due to (a) the provision of services or products by a GPIM affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of GPIM or its affiliates and proponents of a proxy issue or (c) any other issue, shall be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult the Committee (and Legal, as necessary) to determine how to vote the proxy consistent with the procedures below.

In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a “case-by-case” review), GPIM may vote a proxy regarding that proposal in any of the following manners:

■	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

■	Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
■	Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a proxy according to the policies of an independent third party (or to have the third party vote such proxies).
■	Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).
■	Abstaining

The method selected by GPIM to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

3. Special Situations (As Applicable)

3.1. Securities Subject to Lending Arrangements

For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in GPIM’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

3.2 Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), GPIM may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

3.3 Share Blocking

In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”). The portfolio manager retains the final authority to determine whether to block the shares in the client’s account or to forego voting the shares.

3.4 Lack Of Adequate Information, Untimely Receipt Of Proxy Or Excessive Costs

GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

4. Undue Influence

If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal. A determination will then be made regarding this information, keeping in mind GPIM’s duty of loyalty and care to its clients.

5. Recordkeeping

GPIM is required to keep the following records:

■	a copy of this policy;
■	proxy statements received regarding client securities;
■	records of votes cast on behalf of clients;
■	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and
■	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.

GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

6. Disclosure

Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

APPENDIX A*

2015 ISS U.S. PROXY VOTING CONCISE GUIDELINES

* Please note that the more detailed “2015 ISS U.S. Proxy Voting Summary Guidelines” as well as market specific guidelines are available upon request.

APPENDIX B*

2015 TAFT-HARTLEY U.S. PROXY VOTING

GUIDELINES

* Please note that what follows is the “Proxy Voting Policy Statement” component of the “Taft–Hartley Advisory Services Proxy Voting Policy Statement and Guidelines”. Detailed guidelines are available upon request.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated June 8, 2009 of Transparent Value Trust (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A, filed with the SEC on June 15, 2009.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated June 8, 2009 is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(b)	Registrant’s By-Laws dated June 8, 2009 are incorporated herein by reference to Exhibit (b) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(c)	Not applicable.

(d)(1)(a)	Investment Advisory Agreement dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(d)(1)(b)	Schedule A, as revised May 19, 2014, to the Investment Advisory Agreement dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management, is incorporated herein by reference to Exhibit (d)(1)(b) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(d)(2)(a)	Amendment to the Expense Limitation Agreement dated January 28, 2014 between the Registrant and Guggenheim Partners Investment Management, LLC, for the Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value, Transparent Value Directional Allocation Fund and Transparent Value Small-Cap Fund is incorporated herein by reference to Exhibit (d)(2)(b) to Post-Effective Amendment No. 16 to this Registration Statement, filed with the SEC on March 4, 2014.

(d)(2)(b)	Expense Limitation Agreement dated April 28, 2014, between the Registrant and Guggenheim Partners Investment Management, LLC for the Transparent Value Directional Allocation VI Portfolio and the Transparent Value SMID-Cap Fund is incorporated herein by reference to Exhibit (d)(2)(b) to Post-Effective Amendment No. 18 to this Registration Statement, filed with the SEC on May 6, 2014.

(d)(2)(c)	Expense Limitation Agreement dated April 30, 2015, between the Registrant and Guggenheim Partners Investment Management, LLC for the Transparent Value Directional Allocation VI Portfolio is incorporated herein by reference to Exhibit (d)(2)(c) to Post-Effective Amendment No. 24 to this Registration Statement, filed with the SEC on April 28, 2015.

(e)(1)	Distribution Agreement dated November 1, 2011 between the Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4 to this Registration Statement, filed with the SEC on January 27, 2012.

(e)(2)	Amendment dated May 19, 2014 to the Distribution Agreement dated November 1, 2011 between the Registrant and ALPS Distributors, Inc., is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(e)(4)	Form of Broker Dealer Selling Agreement with ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 9 to this Registration Statement, filed with the SEC on January 28, 2013.

(f)	Not applicable.

(g)	Mutual Fund Custody and Services Agreement dated March 3, 2010 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(h)(1)(a)	Administration, Bookkeeping and Pricing Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(1)(b)	Amendment to Appendices A and B dated June 11, 2012 to the Administration, Bookkeeping and Pricing Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(b) to Post-Effective Amendment No. 7 to this Registration Statement, filed with the SEC on June 11, 2012.

(h)(1)(c)	Amendment to Appendix A dated May 19, 2014 to the Administration, Bookkeeping and Pricing Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(1)(c) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014 .

(h)(2)(a)	Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(2)(b)	Amendment dated May 19, 2014 to the Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(2)(b) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(3)(a)	Transfer Agency Interactive Client Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(3)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(3)(b)	Amendment dated May 19, 2014 to the Transfer Agency Interactive Client Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(3)(c)	Transaction Monitoring Services Addendum dated October 19, 2015 to the Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is filed herewith.

(h)(4)(a)	Chief Compliance Officer Services Agreement dated April 1, 2010 by and between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(4)(a) to Post-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on January 28, 2011.

(h)(4)(b)	Amendment dated June 11, 2012 to the Chief Compliance Officer Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(4)(b) to Post-Effective Amendment No. 7 to this Registration Statement, filed with the SEC on June 11, 2012.

(h)(4)(c)	Amendment to Exhibit A dated May 19, 2014 to the Chief Compliance Officer Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc., is incorporated herein by reference to Exhibit (h)(4)(c) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(5)	Form of Shareholder Servicing Agreement with ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 9 to this Registration Statement, filed with the SEC on January 28, 2013.

(h)(6)	Shareholder Servicing Plan dated December 21, 2009, as amended November 10, 2011, February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and May 19, 2014, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(i)	Opinion and Consent of Counsel, Dechert LLP, is filed herewith.

(j)	Consent of independent registered public accounting firm, KPMG LLP, is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution and Shareholder Services Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and May 19, 2014 is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(n)	Rule 18f-3 Multiple Class Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and September 10, 2014 is filed herewith.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 4 to this Registration Statement, filed with the SEC on January 27, 2012.

(p)(2)	Code of Ethics of Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 18 to this Registration Statement, filed with the SEC on May 6, 2014.

(p)(3)	Code of Ethics of ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 16 to this Registration Statement, filed with the SEC on March 4, 2014.

(q)	Powers of Attorney for Donald C. Cacciapaglia, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Ronald E. Toupin, Jr., Randall C. Barnes, Maynard F. Oliverius, Donald A. Chubb, Jr. and Jerry B. Farley is filed herewith.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Guggenheim Partners Investment Management, LLC, (the “Adviser”) serves as the investment adviser for each series of the Trust. The Adviser is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of the Adviser consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, , ETFS Trust, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus ETF Trust, Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partner Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, Pointbreak ETF Trust, PowerShares QQQ 100 Trust Series 1, Principal Exchange-Traded

Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund

Edmund J. Burke	Director	None

Jeremy O. May	President, Director	None

Thomas A. Carter	Executive Vice President, Director	None

Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None

Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None

Randall D. Young**	Secretary	None

Gregg Wm. Givens**	Vice President, Treasurer and Asst. Secretary	None

Douglas W. Fleming**	Assistant Treasurer	None

Steven Price	Vice President, Chief Compliance Officer	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

Taylor Ames	Vice President, PowerShares	None

Troy A. Duran	Senior Vice President, Chief Financial Officer	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Kevin Ireland	Senior Vice President	None

Mark Kiniry	Senior Vice President	None

Tison Cory	Vice President, Intermediary Operations	None

Hilary Quinn	Vice President	None

Jennifer Craig	Assistant Vice President	None

*	Unless otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33.	Location of Accounts and Records:

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401

(b)	Adviser:
Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401

(c)	Principal Underwriter:
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

(d)	Custodian:
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 28th day of January, 2016.

Transparent Value Trust

*
Donald C. Cacciapaglia
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

*	Member of the Board of Trustees	January 28, 2016
Roman Friedrich III

*	Member of the Board of Trustees	January 28, 2016
Robert B. Karn III

*	Member of the Board of Trustees	January 28, 2016
Ronald A. Nyberg

*	Member of the Board of Trustees	January 28, 2016
Ronald E. Toupin, Jr.

*	Member of the Board of Trustees	January 28, 2016
Randall C. Barnes

*	Member of the Board of Trustees	January 28, 2016
Maynard F. Oliverius

*	Member of the Board of Trustees	January 28, 2016
Donald A. Chubb, Jr.

*	Member of the Board of Trustees	January 28, 2016
Jerry B. Farley

/s/ Keith D. Kemp	Treasurer	January 28, 2016
Keith D. Kemp

*	President	January 28, 2016
Donald C. Cacciapaglia

*	Attorney-in-Fact pursuant to powers of attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Exhibit

(h)(3)(c)	Transaction Monitoring Services Addendum dated October 19, 2015 to the Transfer Agency and Services Agreement dated April 1, 2010 between the Registrant and ALPS Fund Services, Inc.

(i)	Opinion and Consent of Counsel, Dechert LLP

(j)	Consent of independent registered public accounting firm, KPMG LLP

(n)	Rule 18f-3 Multiple Class Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and September 10, 2014

(q)	Powers of Attorney for Donald C. Cacciapaglia, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Ronald E. Toupin, Jr., Randall C. Barnes, Maynard F. Oliverius, Donald A. Chubb, Jr. and Jerry B. Farley